                                                                    EXHIBIT 10.1


                         STRATEGIC ALLIANCE AGREEMENT
                         ----------------------------

     This Agreement is made and entered into as of the 10th day of June, 1997, by and between Continental Casualty Company, an Illinois insurance company, and Valley Forge Life Insurance Company, a Pennsylvania life insurance company (individually and collectively "CNA") and Vencor Inc., a Delaware Corporation ("Vencor").

                                   RECITALS
                                   --------

     WHEREAS, CNA issues long-term care insurance policies which, subject to the terms and conditions of the policies, provide reimbursement for eligible expenses incurred by the policyholders for specified long-term care services; and

     WHEREAS, Vencor owns and operates health care facilities and, through a subsidiary, manages a network of providers of long-term care; and

     WHEREAS, Vencor is or will be the sole owner of a domestic insurance company known as Vencor Insurance Company; and

     WHEREAS, Vencor and CNA desire to enter into a strategic alliance whereby they will jointly develop and share the risk on a long-term care insurance product to be offered to individuals throughout the United States, and will make long-term care services available to policyholders at favorable rates; and

     WHEREAS, subject to a compensation agreement between Old Colony Insurance Services and CNA which is separate and apart from this Agreement, Old Colony Insurance Services is the agency responsible for various services in support of the strategic alliance contemplated by this Agreement;

     NOW, THEREFORE, in consideration of the above premises and the covenants hereinafter set forth, the parties, CNA and Vencor, hereby agree as follows:

1.   DEFINITIONS

     1.1. In this Agreement, the Coinsurance Agreement, and the Preferred Access Agreement, the following terms shall have the meanings ascribed by this Section 1 unless the term is explicitly redefined or the context clearly requires another definition.

     1.2. "Agreement" means this Strategic Alliance Agreement, including all Exhibits which are hereby incorporated into and made a part of this Agreement, as originally executed and as may be amended from time to time.

    1.3. "Agreement Year" means the 12-month period commencing on the effective date of this Agreement, and each subsequent anniversary of the effective date of this Agreement, and ending on the following anniversary of the effective date of this Agreement.

    1.4. "Coinsurance Agreement" means the agreement entered into by a wholly owned Vencor subsidiary, Vencor Insurance Company ("VIC"), and CNA for VIC to reinsure a fifty percent (50%) quota share of the liability of CNA with respect to the Policies.

    1.5. "Covered Services" means health care services with respect to which benefits are payable to or on behalf of Members under the Policies.

    1.6. "Member" means an individual who is insured under a Vencor Gold policy at the time he or she receives Covered Services.

    1.7. "Policies" means the individual long-term care insurance policies that conform to the design of Vencor Gold policies, are issued by CNA, and are in force. A Vencor Gold policy issued to and in force on an individual is a Policy and the insured individual is a Member.

    1.8. "Preferred Access Agreement" means the agreement entered into by a wholly owned Vencor subsidiary, Vencor Provider Network, Inc. ("VPN"), and CNA for VPN to arrange for the provision of Covered Services by Preferred Advantage Selected Providers to Members.

    1.9. "Preferred Advantage Selected Providers" means providers of long-term care services that have entered into agreements with VPN to provide Covered Services to Members at favorable rates pursuant to the Preferred Access Agreement.

    1.10. "Vencor Gold policy" means the long-term care insurance policy or policies contemplated by this Agreement. In order for a policy to be a Vencor Gold policy, it must be developed by CNA, be marketed by an agent of CNA, be coinsured pursuant to the Coinsurance Agreement, and provide incentives pursuant to the Preferred Access Agreement. A sample Vencor Gold policy is attached to this Agreement as Exhibit A.

2.  BUSINESS PURPOSE

    2.1. The primary business purpose of this Agreement is to establish a strategic alliance pursuant to which

          2.1.1. CNA and its agents will market and issue Vencor Gold policies to individuals and will administer the Policies;
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          2.1.2.  Vencor Provider Network, Inc., a subsidiary of Vencor ("VPN"), will arrange for the provision of Covered Services to Members through a health care provider network organized and managed by VPN; and

          2.1.3. Vencor Insurance Company, a subsidiary of Vencor ("VIC"), will coinsure the liabilities under the Policies.

    2.2. In establishing the strategic alliance, Vencor and CNA in general desire to rely upon

          2.2.1. the special expertise of CNA and its agents in the offering of long-term care insurance products, including expertise in product design, underwriting, policy administration, loss control and claims administration; and

          2.2.2. the special expertise of Vencor and its agents in the organization, administration and delivery of long-term care services, including organizational skills, credentialling, and utilization management.

    2.3. The rights and obligations of the parties with respect to the strategic alliance are evidenced and governed by this Agreement, the Preferred Access Agreement, and the Coinsurance Agreement.

    2.4. The parties will use their best efforts to establish a new underwriting company formed, by CNA and its affiliates by themselves or together with Vencor and its affiliates, to underwrite Vencor Gold policies.

3.  MARKETING

    3.1. It is the intent of the parties to commence marketing of Vencor Gold policies as soon as is reasonably possible following the execution of this Agreement. Marketing will initially comprise introduction in two states, and the parties will agree on a timetable for further introductions.

    3.2. CNA shall assure that every Policy is filed with and approved by applicable insurance regulatory authorities. Any material modifications to the Vencor Gold policies or premium rating structure applicable thereto, other than as may be required by applicable law, shall be approved by VIC prior to implementation of such modifications; provided, however, that approval by VIC shall not be unreasonably withheld, and shall be deemed given with respect to a proposed modification if no written objection is made within thirty
          (30) days following written notice of such modification.

    3.3. CNA shall submit the Vencor Gold policies, including where required the terms and conditions of the Preferred Access Agreement, for review by appropriate regulatory authorities, if and when required, before marketing commences

    3.4. Vencor Gold policies shall meet the requirements of each state in which they are marketed and sold.

    3.5. CNA shall be responsible for implementing a marketing and sales plan for Vencor Gold policies, including the appointment of qualified and appropriately licensed agents and brokers and the establishment of appropriate promotional policies, procedures, and sales training.

    3.6. The premium for Vencor Gold policies shall be competitive with that of other long-term care insurance policies offered in the same market and shall comply with applicable regulatory requirements.

    3.7. Vencor and CNA shall cooperate with and assist each other in the performance of their respective obligations under this Agreement, including, but not limited to, requiring Members to comply in all respects with the terms and conditions of the Policies and encouraging Members to obtain Covered Services from Preferred Advantage Selected Providers.

4.  COINSURANCE

    4.1. Vencor shall use its best efforts to cause VIC to enter into, with CNA, within 90 days of the execution of this Agreement, an agreement which is substantively identical to the Coinsurance Agreement which is attached to this Agreement as Exhibit B.

    4.2. Notwithstanding any provision of this Agreement or the Coinsurance Agreement to the contrary, and subject to the following proviso, Vencor is and shall remain liable to CNA for the performance of all obligations of VIC to CNA thereunder.

          4.2.1. Provided, however, that the immediately preceding subsection shall apply only to obligations of VIC that are related to Policies that became effective on or before the earlier of

                  4.2.1.1. the third anniversary of the effective date of this Agreement; or

                  4.2.1.2. the date on which a viable marketing presence is established by a new underwriting company formed, by CNA and its affiliates by themselves or together with Vencor and its affiliates, to underwrite Vencor Gold policies.

5.  PREFERRED ACCESS

    5.1. Vencor shall use its best efforts to cause VPN to enter into, with CNA, within 60 days of the execution of this Agreement, an agreement which is substantively identical to the Preferred Access Agreement which is attached to this Agreement as Exhibit C.

    5.2. Notwithstanding any provision of this Agreement or the Preferred Access Agreement to the contrary, Vencor is and shall remain liable to CNA for the performance of all obligations of VPN to CNA thereunder.

6.  EXCLUSIVITY

    6.1. For purposes of this Section 6, "Vencor" shall mean Vencor Inc. or any entity controlled by or under common control with Vencor Inc.; and "CNAF" shall mean CNA Financial Corporation or any entity controlled by or under common control with CNAF.

    6.2. Until the expiration of ten years from the date of this Agreement, Vencor shall not enter into any contract or other transaction or relationship pursuant to which Vencor

          6.2.1. prominently uses the name "Vencor" in the marketing materials for an individual long-term care insurance product; or

          6.2.2. by law is only allowed to participate in the risk of an individual long-term care insurance product through a licensed insurance company; or

          6.2.3. guarantees, for the life of an individual insured covered under an individual long-term care insurance product, a discount or network access.
    6.3. Until the expiration of ten years from the date of this Agreement, CNAF shall not enter into any contract or other transaction or relationship pursuant to which CNAF, with regard to an individual, domestic, long-term care insurance product underwritten by a subsidiary of CNAF

          6.3.1. prominently uses the name of a health care provider in the marketing materials; or

          6.3.2. shares any long-term care insurance risk with an entity, affiliated with a contracted provider of long-term care services to CNAF on those same long-term care risks, where such sharing by law is allowed only with a licensed insurance company; or

          6.3.3. receives guarantees, for the life of an individual insured, a discount or network access.

    6.4. Notwithstanding any other provision of this Agreement to the contrary, either party may waive the provisions of this Section 6 only by delivery to the other party of an unambiguous written waiver executed by a duly authorized officer, vice-president or above, of the party giving the waiver.

7.  REPRESENTATIONS AND WARRANTIES OF VENCOR

    7.1. To induce CNA to enter into this Agreement and consummate the transactions contemplated hereby, Vencor hereby represents and warrants as follows:

          7.1.1. Vencor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to conduct its business and own, operate and lease its properties as and in the places where such business is now conducted and such properties are now owned, leased, or operated.

          7.1.2. VPN is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to conduct its business and own, operate and lease its properties as and in the places where such business is now conducted and such properties are now owned, leased, or operated.

          7.1.3. VIC is or will be an insurance company duly organized, validly existing and in good standing under the laws of the state of Indiana, has all requisite corporate power and authority to conduct its business and own, operate and lease its properties as and in the places where such business is now conducted and such properties are now owned, leased, or operated, and is authorized to transact accident and health insurance business in the states of ____________.

          7.1.4. This Agreement, the Coinsurance Agreement, and the Preferred Access Agreement have been or will be duly executed by Vencor, VIC, and VPN, as applicable, as provided herein, and each constitutes the valid and binding obligation of Vencor, VIC, and VPN, as applicable, enforceable in accordance with its terms.

          7.1.5. Neither Vencor, VIC, nor VPN is: (a) subject to any contract or other commitment that would impair its or their ability to perform the obligations of this Agreement, the Coinsurance Agreement, or the

                  Preferred Access Agreement; (b) subject to any laws, regulations, or orders of any court, administrative agency, or governmental body that would impair its or their ability to perform the obligations of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement; or (c) subject to any pending or threatened judicial or administrative action, suit, investigation, or other proceeding that would adversely affect its or their ability to perform the obligations of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement.

          7.1.6. Vencor, VIC, and VPN each has all licenses, franchises, permits and government authorizations necessary for the conduct of its business, none of which will be terminated or otherwise adversely affected as a result of the execution of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement or the performance of its obligations thereunder.

          7.1.7. VIC will not assign any of the Policies to another insurance company unless the other insurance company

                  7.1.7.1.  Is owned by Vencor; and

                  7.1.7.2. Has at least 200% of the company action level risk based capital required by then current statutes or regulations.

8.  REPRESENTATIONS AND WARRANTIES OF CNA

    8.1. To induce Vencor to enter into this Agreement and consummate the transactions contemplated hereby, CNA hereby represents and warrants as follows:

          8.1.1. Continental Casualty Company is wholly owned by CNA Financial Corporation, a publicly traded company. Valley Forge Life Insurance Company is wholly owned by Continental Assurance Company which in turn is wholly owned by Continental Casualty Company.

          8.1.2. Continental Casualty Company and Valley Forge Life Insurance Company possess and shall maintain in good standing during the term of this Agreement any and all valid certificates of authority and licenses under any applicable laws. Continental Casualty Company and Valley Forge Life Insurance Company are and shall remain at all times during this Agreement authorized to do all acts necessary or convenient to carry out the terms and purposes of this Agreement. The parties agree that failure of CNA to maintain active, necessary licenses constitutes a breach of this Agreement that cannot be remedied at law and that actions in equity, including injunctions, are appropriate.

          8.1.3. Continental Casualty Company is an insurance company duly organized, validly existing, and in good standing under the laws of the State of Illinois, and has all requisite corporate power and authority to conduct its business and own, operate, and lease its properties as and in the places where such business is now conducted and such properties are now owned, leased, or operated.

          8.1.4. Valley Forge Life Insurance Company is a life insurance company duly organized, validly existing, and in good standing under the laws of the State of Pennsylvania, and has all requisite corporate power and authority to conduct its business and own, operate, and lease its properties as and in the places where such business is now conducted and such properties are now owned, leased, or operated.

          8.1.5. This Agreement, the Coinsurance Agreement, and the Preferred Access Agreement have been or will be duly executed by CNA, as provided herein, and each constitutes the valid and binding obligation of CNA, enforceable in accordance with its terms.

          8.1.6. CNA is not: (a) subject to any contract or other commitment that would impair its ability to perform the obligations of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement; (b) subject to any laws, regulations, or orders of any court, administrative agency, or governmental body that would impair its ability to perform the obligations of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement; or (c) subject to any pending or threatened judicial or administrative action, suit, investigation, or other proceeding that would adversely affect its ability to perform the obligations of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement.

          8.1.7. CNA has all licenses, franchises, permits and government authorizations necessary for the conduct of its business, none of which will be terminated or otherwise adversely affected as a result of the execution of this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement or the performance of its obligations thereunder.

          8.1.8. Neither Continental Casualty Company nor Valley Forge Life Insurance Company will assign any of the Policies to another insurance company unless the other insurance company

                  8.1.8.1. Is owned by a parent of either Continental Casualty Company or Valley Forge Life Insurance Company; and

                  8.1.8.2. Has at least 200% of the company action level risk based capital required by then current statutes or regulations.

9.  INDEMNIFICATION

    9.1. Indemnification of CNA. Vencor hereby agrees to indemnify and hold harmless CNA, its affiliates and subsidiaries and its and their directors, officers, employees, agents, and any successors in interest or at law (collectively "CNA" for purposes of this Section), from any and all costs, claims, expenses, demands, actions, suits, or proceedings, liabilities and damages (including, but not limited to, awards, statutory or regulatory penalties, and attorneys fees) directly or indirectly arising out of or resulting from any acts or omissions of Vencor, its subsidiaries or affiliates or its or their directors, officers, employees, agents, contractors or authorized representatives (collectively "Vencor" for the purposes of this Section) in the performance of their duties under this Agreement or the breach of any covenant, condition, warranty, or representation contained in this Agreement, the Coinsurance Agreement or the Preferred Access Agreement excluding, however, any acts or omissions of Vencor to the extent they are caused or contributed to by CNA.

    9.2. Indemnification of Vencor. CNA hereby agrees to indemnify and hold harmless Vencor, as defined in subsection 9.1, from any and all costs, claims, expenses, demands, actions, suits, or proceedings, liabilities and damages (including but not limited to, awards, statutory or regulatory penalties, and attorneys fees) directly or indirectly arising out of or resulting from any acts or omissions of CNA, as defined in subsection 9.1, in the performance of their duties under this Agreement or the breach of any covenant, condition, warranty or representation contained in this Agreement, the Coinsurance Agreement, or the Preferred Access Agreement, excluding, however, any acts or omissions of CNA to the extent they are caused or contributed to by Vencor, as defined in subsection 9.1.

    9.3. Notice. Neither party shall be entitled to be indemnified if it fails to notify the party bearing liability to indemnify ("indemnifying party") of the proceedings and does not furnish the indemnifying party a copy of the legal documents (e.g., complaint, notice of hearing, etc.), if available, within a reasonable time after the non-indemnifying party or its designated service of process agent is served with the summons or other legal process which initially notifies the non-indemnifying party of the nature of the proceeding.

    9.4. Defense. With respect to any claim by a third party for which indemnification is due hereunder ("third party indemnification claim"), the indemnifying party shall defend, in good faith and its own expense, any such indemnification claim and the indemnitee, at its expense, shall have the right to participate in the defense of any such third party indemnification claim. In connection with its defense of a third party indemnification claim, the indemnifying party shall have the absolute right to choose or approve counsel for the defense or prosecution of such action. So long as the indemnifying party is defending in good faith any such third party indemnification claim, the indemnitee shall not settle or compromise such third party indemnification claim. The indemnitee shall make available to the indemnifying party or its representatives all records and other materials reasonably required by them for its use in contesting any third party indemnification claim and shall cooperate fully with the indemnifying party in the defense of all such indemnification claims.

10. AUDIT

    10.1. CNA shall have the authority to inspect and audit the books and records of Vencor and its assignees which directly pertain to this Agreement provided that all of the following terms and conditions are met:

          10.1.1. The party being audited agrees on the place and time of the audit; and

          10.1.2. At least 24 months has elapsed since the last audit of Vencor by CNA.

    10.2. Vencor shall have the authority to inspect and audit the books and records of CNA and its assignees which directly pertain to this Agreement provided that all of the following terms and conditions are met:

          10.2.1. The party being audited agrees on the place and time of the audit; and

          10.2.2. At least 24 months has elapsed since the last audit of CNA by Vencor.

11.  CONFIDENTIALITY

    11.1. Member Information. Neither CNA nor Vencor shall disclose or use or permit the disclosure or use of individually identifiable medical or other personal information about any Member except as reasonably necessary for the administration of this Agreement, the Coinsurance Agreement, the Preferred Access Agreement or the Policies or as otherwise required by applicable law.

    11.2. Terms of Agreements. CNA and Vencor shall keep the terms of this Agreement, the Coinsurance Agreement and the Preferred Access Agreement and any related negotiations confidential and shall not disclose them to any other person except as required by said Agreements or applicable law (e.g., either party may file agreements, when necessary for licensing or product approval, without separate notice to the other party). If either party becomes subject to compulsory process to disclose the terms of the Agreements or related negotiations, it shall give the other party immediate oral and written notice of such process.

    11.3. Injunction. The parties agree that the failure by either to comply with the obligations of this Section 11 constitutes a breach of this Agreement that cannot be remedied at law and for which actions in equity, including actions for preliminary and permanent injunctions, are appropriate.

12. TERM AND TERMINATION

    12.1. Automatic Termination
          ---------------------

          12.1.1. This Agreement shall terminate automatically if either party becomes insolvent or otherwise unable to perform its obligations hereunder.

          12.1.2. This Agreement shall terminate automatically if either the Preferred Access Agreement or the Coinsurance Agreement terminates for any reason.

    12.2. Termination by Notice - Either party may terminate this Agreement
          ---------------------
          without cause by either party giving to the other written notice to that effect no less than one hundred eighty (180) days prior to the termination date; provided, however, that no such termination shall be effective until this Agreement shall have been in effect for ten years.

    12.3. Termination for Cause
          ---------------------

          12.3.1. This Agreement may be terminated by thirty (30) days' written notice to the breaching party of breach of any of the terms or conditions of this Agreement, provided such breach has not been cured within such thirty (30) day notice period.

                   12.3.1.1. Provided, however, that if a breach cannot reasonably be cured within such thirty (30) days, the party giving notice may terminate this Agreement if the breaching party does not proceed to cure the breach as soon as reasonable practicable and in any event does not cure the breach within sixty (60) days of the written notice.

          12.3.2. Any egregious or willful violation of any of the terms of this Agreement by either party shall be grounds for termination of this Agreement upon thirty (30) days' written notice to the breaching party.

          12.3.3. Any of any of the following events shall be grounds for termination of this Agreement upon thirty (30) days' written notice to the other party.

                   12.3.3.1. The other party enters into or becomes subject to an agreement with respect to the change of ownership, control, merger, consolidation, or reorganization of any of the parties to the Coinsurance Agreement; or

                   12.3.3.2. The other party suffers a material adverse change in its financial condition sufficient to threaten its ability to perform hereunder; or

                   12.3.3.3. On the third anniversary date of this Agreement, this strategic alliance has produced less than $40 million in new written premium and in the third Agreement Year, this strategic alliance has produced less than $20 million in new written premium; or

                   12.3.3.4. On any third anniversary date of this Agreement between the third anniversary date and the tenth anniversary date, it is determined that the rate of growth of new written premium under this strategic alliance is not at least equal to the rate of growth of the individual long term care business of CNA.

          12.4.  Obligations Survive Termination
                 -------------------------------

                 12.4.1. The provisions of subsections 3.7 through 12.3, inclusive, excluding Section 6, shall survive the termination of this Agreement and shall continue in full force and effect thereafter with respect to all Policies issued prior to such termination and the Members insured thereunder until all such Policies are canceled, surrendered, or otherwise terminated.

                 12.4.2. The termination of this Agreement shall not terminate or otherwise affect the Coinsurance Agreement or the Preferred Access Agreement which shall continue in full force and effect thereafter with respect to all Policies issued prior to such termination and the Members insured thereunder until all such Policies are canceled, surrendered, or otherwise terminated.

                 12.4.3. The parties agree that any deviation from the terms of this subsection 12.4, no matter when the deviation occurs, constitutes a breach of this Agreement that cannot be remedied at law and that actions in equity, including injunctions, are appropriate.

13.  ARBITRATION

     13.1.  Resolution of Disputes by Arbitration. The parties agree that all
            -------------------------------------
            controversies or disputes arising out of, in connection with, or which relate to this Agreement or performance under this Agreement, which cannot be resolved by mutual agreement, shall be submitted to arbitration for resolution, as herein provided.

     13.2.  Selection of Arbitrators.
            ------------------------

            13.2.1. Arbitration shall be by a panel of three neutral arbitrators, each of which shall be an active or former officer of an insurance company which, at the time of the demand for arbitration, issues or has recently issued policies of insurance of the type covered by this Agreement. In addition, each arbitrator shall meet the requirements of, and shall agree to act in accordance with, the Code of Ethics for Arbitrators in Commercial Disputes sponsored by the American Bar Association and the American Arbitration Association, except to the extent that conduct prohibited by such Code is specifically permitted by the terms of this Agreement.

            13.2.2. Within thirty (30) days after receipt of a demand for arbitration, each party shall designate its arbitrator. The designation shall contain information sufficient to allow the other party to judge the qualifications of the person designated as arbitrator. Thereafter, each party shall have fifteen (15) days within which to accept the arbitrator designated by the other party or to challenge the qualifications of the arbitrator so designated.

            13.2.3. The arbitrators so designated and accepted shall, within thirty (30) days after acceptance, select the third arbitrator. Arbitrators may consult with the party nominating them as to acceptability of persons under consideration for appointment by them as third arbitrator. If the third arbitrator has not been selected within that time, each arbitrator shall, within fifteen (15) days, nominate three qualified individuals to serve as the third arbitrator. The American Arbitration Association shall appoint a third arbitrator from the persons nominated who meet the qualifications described in this Agreement.

     13.3.  Arbitration Procedure.
            ---------------------

            13.3.1. Arbitration shall begin upon the filing by one of the parties of a written demand for arbitration. Such demand shall contain a statement setting forth the nature of the dispute, the amount involved, if any, and the remedy sought. Such demand shall be served upon the other party by certified mail, return receipt requested.

            13.3.2. Within sixty (60) days after the arbitration panel has been finalized, the parties shall submit their dispute or controversy to the panel of arbitrators for decision. The site for the arbitration hearing shall be Chicago, Illinois, or as mutually agreed by the parties. The rules for the gathering of evidence, taking of discovery or depositions, if any, and the conduct of the hearing shall be such rules as are included in the Commercial Arbitration Rules of the American Arbitration Association as of the date the arbitration panel was finalized, to the extent not inconsistent with the terms of this Agreement. The parties may agree to use modified rules to expedite the arbitration process. The formal rules of evidence need not apply, in the arbitrators' discretion, to the hearing.

            13.3.3. All arbitrators shall participate in the deliberations and a decision on any matter shall be by a majority of the arbitrators.

            13.3.4. The final decision of the arbitration panel shall be submitted in writing, in such form as the arbitrators determine, within thirty (30) days after the conclusion of the arbitration hearing. The decision of the arbitrators shall be final, except that an appeal may be taken only for one or more of the reasons assigned for vacating an award by the Uniform Arbitration Act as enacted by the State of Illinois, which law shall apply and govern the arbitration process contemplated hereunder, to the extent not inconsistent with this Agreement.

     13.4.  Costs of Arbitration Proceeding. Each party shall bear the cost of
            -------------------------------
            its own arbitrator. The costs of the arbitration proceeding, including the fees of the third arbitrator, shall be borne equally by the parties, unless the arbitration panel orders otherwise. The panel, in its discretion, may also allocate and award other reasonable out-of-pocket costs of the parties, including reasonable attorney's fees, as it deems fair and equitable under the circumstances.

     13.5.  Confidentiality. The parties agree, and the appointed arbitrators
            ---------------
            shall agree as part of their acceptance of nomination, to keep confidential and not disclose to persons not connected with the arbitration the details of the arbitration proceeding and all information received by them in connection therewith, except as may be required by process of law.

14.  MISCELLANEOUS PROVISIONS

     14.1.  Regulatory Compliance. Vencor and CNA agree, for themselves and
            ---------------------
            their agents and subagents, that each shall comply with all applicable requirements of municipal, county, state, and federal authorities, including requirements applicable to federal government subcontractors, now or hereafter in force and effect, governing Vencor, CNA, and Preferred Advantage Selected Providers. Provided, however, that if Vencor or its agent requires providers to agree to standards applicable to federal government subcontractors, then failure of a provider to meet those standards shall not constitute a breach of this Agreement by Vencor.

     14.2.  Notices. Any optional or required notice pursuant to the terms and
            -------
            provisions of this Agreement shall be in writing and shall be transmitted by fax and shall be sent by either (1) overnight mail; or (2) certified or registered mail, return receipt requested, postage prepaid; or (3) by personal hand delivery, to the other party at the following addresses:

   if to CNA:         Mr. Carl A. Friedrich
                      Executive Vice President
                      Long Term Care - 34S
                      Continental Casualty Company
                      333 S Wabash Ave
                      Chicago  IL  60604
                      TEL 312-822-6349
                      FAX 312-822-4671
                      cc: General Counsel
                      FAX 312-817-3302

   if to Vencor:      Mr. W. Earl Reed, III
                      Chief Financial Officer
                      Vencor, Inc.
                      3300 Providian Center
                      400 W Market St
                      Louisville  KY  40202
                      TEL 502-596-7300
                      FAX 502-596-4080
                      cc: General Counsel
                      FAX 502-596-4075

     14.3.  Independent Contractors. None of the provisions of this Agreement is
            -----------------------
            intended to create any relationship between the parties other than that of independent entities contracting with each other. Neither of the parties nor any of their respective officers, directors or employees, shall be construed to be the agent, the employee, the representative or the partner of, or a joint venturer with, the other.

     14.4.  Noninterference with Health Care. Nothing in this Agreement is
            --------------------------------
            intended to create any right of CNA to intervene in any manner in the methods or means by which Vencor, VPN, or a Preferred Advantage Selected Provider renders health care services, accommodations or supplies to Members. Nothing herein shall be construed to require Vencor, VPN, or a Preferred Advantage Selected Provider to take any action inconsistent with its professional judgment concerning the care and treatment to be rendered to Members. Notwithstanding any provision in this Agreement to the contrary, CNA shall have the right to perform the statutory functions of a long-term care insurance carrier.

     14.5.  Assignment. Neither Vencor nor CNA shall assign, subcontract,
            ----------
            sublet, or transfer, by operation of law, agreement or otherwise, this Agreement or any of the obligations or rights under this Agreement without the prior written consent of the other party.

            14.5.1. Provided, however, that assignment of this Agreement from one entity to another entity which is under common ownership and control with the assignor does not require consent of the non-assigning party if, prior to the assignment, the assigning party provides to the non-assigning party a document, signed by the chief executive officer of the assignee, stating that the assignee assumes each and every duty and obligation of the assignor.

     14.6.  Proprietary Rights
            ------------------

            14.6.1. Vencor retains the exclusive right to the names and symbols of Vencor together with any distinctive trademarks or service marks (collectively referred to herein as the "marks") that may currently exist or hereafter be adopted. CNA agrees not to use the marks of Vencor in any manner without the prior written consent of Vencor. Upon the termination of its obligations under this Agreement, CNA will immediately discontinue the use of the marks and forthwith destroy or return to Vencor any tangible material bearing the marks.

            14.6.2. CNA retains the exclusive right to the names and symbols of CNA together with any distinctive trademarks or service marks (collectively referred to herein as the "marks") that may currently exist or hereafter be adopted. Vencor agrees not to use the marks of CNA in any manner without the prior written consent of CNA. Upon the termination of its obligations under this Agreement, Vencor will immediately discontinue the use of the marks and forthwith destroy or return to CNA any tangible material bearing the marks.

     14.7.  Advertising. All advertising, circulars, or other matter intended
            -----------
            for publication or statements to press or media of any kind, by Vencor, concerning CNA or CNA products, must be submitted to and approved by CNA prior to publication. All advertising, circulars, or other matter intended for publication or statements to press or media of any kind, by CNA, concerning Vencor or Vencor products, must be submitted to and approved by Vencor prior to publication.

     14.8.  Modifications. This Agreement may be amended or modified only by a
            -------------
            writing executed by the parties. The parties agree that this Agreement shall be subject to (i) amendments in any applicable federal, state or local laws and regulations and (ii) new legislation and/or regulations. Any provision of law or regulation that invalidates or otherwise is inconsistent with the terms of this Agreement or that would cause one or both of the parties to be in violation of the law, shall be deemed to have superseded the terms of this Agreement, provided that the parties shall exercise their reasonable best efforts to accommodate the terms and intent of this Agreement to the greatest extent possible consistent with the requirements of such law or regulation.

     14.9.  Invalidity or Unenforceability. The invalidity or unenforceability
            ------------------------------
            of any terms or provisions of this Agreement shall in no way affect the validity or enforceability of any other term or provision.

    14.10.  Applicable Law. This Agreement shall be governed by and construed in
            --------------
            accordance with the law of the state of Illinois (without reference to choice of law rules) except to the extent superseded or preempted by federal law.

    14.11.  Entire Agreement. This Agreement and all attachments, schedules and
            ----------------
            exhibits hereto shall constitute the entire agreement between the parties regarding the subject matter hereof. Each party acknowledges that no representation, inducement, promise, or agreement has been made, orally or otherwise, by the other party or by anyone acting on behalf of the other party, unless such representation, inducement, promise, or agreement is embodied in this Agreement.

    14.12.  Captions. The captions and headings contained in this Agreement are
            --------
            for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first written above.



CONTINENTAL CASUALTY COMPANY
VALLEY FORGE LIFE
   ASSURANCE COMPANY                     VENCOR, INC.



By: /s/ Richard Holton                  By: /s/ W. Earl Reed, III
    --------------------------              -----------------------------------
    (signature)                             (signature)


Name: Richard Holton                    Name: W. Earl Reed, III
      ------------------------                ---------------------------------
      (please print)                          (please print)


Title: President, CAN LTC               Title: CFO and Executive Vice President
       -----------------------                 --------------------------------
       (please print)                          (please print)

Date:   6/10/97                         Date:   6/10/97
      ------------------------                ---------------------------------
      (please print)                          (please print)

                                  EXHIBIT "A"
                                  -----------

           [LETTERHEAD OF CONTINENTAL CASUALTY COMPANY APPEARS HERE]


  THIS POLICY IS INTENDED TO BE A QUALIFIED LONG-TERM CARE INSURANCE CONTRACT
                          UNDER THE FEDERAL TAX CODE.

We are pleased to issue this Long-Term Care Insurance Policy to You. It was issued in consideration of Your application and payment of the required premium. We suggest You carefully read it.

                         GUARANTEED RENEWABLE FOR LIFE
                          PREMIUMS SUBJECT TO CHANGE

Your policy will remain in effect during Your lifetime as long as each premium is paid on time. We cannot cancel or refuse to renew Your policy. We cannot change Your policy without Your consent. However, We may change the premium rates. Any change will apply to all policies in the same class as Yours in the state where the policy was issued. We will notify You in writing 31 days before Your premium changes. Coverage begins and ends at 12:01 a.m. Standard Time at Your residence.

Your policy provides a refund of unearned premium when We are notified of Your death. A refund of unearned premium will not be made for any other reason.

                             30-DAY REVIEW PERIOD

If You feel this policy does not meet Your insurance needs, return it to Us or Your agent within 30 days after You have received it. We will return Your premium and consider the policy never to have been issued.

                            CHECK YOUR APPLICATION

Caution: The issuance of this long-term care insurance policy is based upon Your responses to the questions on Your application. A copy of Your application is attached. If Your answers are incorrect or untrue, We have the right to deny benefits or rescind Your policy. The best time to clear up any questions is now, before a claim arises! If, for any reason, any of Your answers are incorrect, contact Us at CNA Plaza, Chicago, Illinois, 60685.

                                NOTICE TO BUYER

This policy may not cover all of the costs associated with long-term care incurred by You during the period of coverage. You are advised to review carefully all policy limitations.

SIGNED FOR THE CONTINENTAL CASUALTY COMPANY



                                             /s/ BETH M. LUDDEN
                                             -----------------------------------
                                             Senior Operations Officer

COUNTERSIGNED BY
                ----------------------------------------------------------------
                LICENSED RESIDENT AGENT (WHERE REQUIRED BY LAW)

P1-N0066-A              LONG-TERM CARE INSURANCE POLICY

                      THIS PAGE INTENTIONALLY LEFT BLANK


P1-N0066-A                           -2-

                                POLICY SCHEDULE
                                ---------------


This policy schedule provides You with specific information about the product You selected. It tells You which benefits You chose and how much they will cost. General policy information is also provided.

BENEFITS
--------

      Elimination Period per Lifetime............................     75    Days
                                                                  ---------
      Maximum Daily Home and Adult Day Care Benefit.............. $      50
                                                                  ---------
      Maximum Daily Facility Benefit............................. $     100
                                                                  ---------
      Maximum Lifetime Benefit................................... $ 146,000
                                                                  ---------

      Preferred Select Network...................................   VENCOR
                                                                  ---------
      Preferred Select Provider Discount.........................     15%
                                                                  ---------

      This Policy [Includes/Does Not Include] a Nonforfeiture Benefit

OPTIONAL BENEFITS
-----------------

Compound Automatic Increase Benefit Rider........................ Included

PREMIUM SUMMARY
---------------

Total Annual Premium Before Discounts............................ $1,346.80
                                                                  -----------
Total Annual Premium Less Spouse and/or Group Discounts.......... $1,212.12
                                                                  -----------
Mode of Payment..................................................   Annual
                                                                  -----------
Renewal Premium Based on Mode of Payment......................... $1,212.12
                                                                  -----------

GENERAL POLICY INFORMATION
--------------------------

Policy Number.................................................... 1234567
                                                                  ------------
Effective Date of Coverage....................................... July 1, 1997
                                                                  ------------
First Renewal Date............................................... July 1, 1998
                                                                  ------------
Name of Insured.................................................. John A. Doe
                                                                  -----------

P1-N0066-A                             -3-

                      GUIDE TO YOUR LONG-TERM CARE POLICY

The following is a Guide to Your Long-Term Care Policy. It tells You what is included in Your policy and on what page(s) You can find it.

                                                                         Page(s)
                                                                         -------
 Guaranteed Renewable; Premiums Subject to Change........................     1
 30-Day Review Period....................................................     1
 Check Your Application..................................................     1
 Policy Schedule.........................................................     3
 SECTION 1: DEFINITIONS OF IMPORTANT TERMS...............................  7-12
 . Activities of Daily Living............................................    10
 . Adult Day Care........................................................     9
 . Alternate Care Facility...............................................   8-9
 . Caregiver Training....................................................    11
 . Chronically Ill.......................................................     9
 . Cognitive Impairment..................................................    10
 . Effective Date of Coverage............................................    12
 . Elimination Period....................................................    12
 . Home and Community Based Care.........................................     7
 . Home Convalescent Unit................................................     7
 . Home Health Care Agency...............................................     8
 . Informal Caregiver....................................................    11
 . Licensed Health Care Practitioner.....................................    10
 . Long-Term Care Facility...............................................    11
 . Maintenance or Personal Services......................................     9
 . Maximum Lifetime Benefit..............................................    12
 . Medical Help System...................................................    10
 . Medicare..............................................................    12
 . Plan of Care..........................................................    10
 . Pre-existing Condition................................................    11
 . Preferred Advantage Selected Provider.................................    12
 . Qualified Long-Term Care..............................................     7
 . Respite Care..........................................................    11
 . We, Our, Us...........................................................     7
 . You, Your, Yourself...................................................     7

 SECTION 2: BENEFITS..................................................... 13-16

 General Benefit Information.............................................    13

 . What is in the Policy Schedule........................................    13
 . Limitations or Conditions on Eligibility for Benefits.................    13
 . What Happens If You Terminate Your Policy.............................    13
 . Coverage for Alzheimer's Disease......................................    13
 . No Need for Hospitalization...........................................    13

 Home and Community-Based Care Benefits.................................. 14-15

 . What Is The Home and Community-Based Care Benefit and
   How Does It Work......................................................    14

 P1-N0066-A                          -5-

 . Respite Care Benefit...................................................    14
 . Medical Help Benefit...................................................    15
 . Caregiver Training Benefit.............................................    15

Long-Term Care Facility Benefit..........................................    15

 . What is the Long-Term Care Facility Benefit and How Does it Work.......    15
 . Bed Reservation Benefit................................................    15

Preferred Select Provider Advantage...................................... 16-17

Waiver of Premium Benefit................................................    18

Alternate Plan of Care Benefit...........................................    18

SECTION 3: EXCLUSIONS AND LIMITATIONS....................................    19

 . When this Policy Will Not Provide Benefits.............................    19
 . Pre-existing Condition Limitation......................................    19

SECTION 4: CLAIMS........................................................ 20-21

 . Notifying Us of a Claim................................................    20
 . How to File a Claim....................................................    20
 . When to File a Claim...................................................    20
 . Care Management Services...............................................    20
 . When Your Claim is Paid................................................    20
 . How Claims are Paid....................................................    21
 . Our Rights to Obtain Information.......................................    21
 . Misstatement of Your Age...............................................    21
 . Limitations on Legal Actions...........................................    21

SECTION 5: PREMIUM PAYMENT AND REINSTATEMENT OF YOUR POLICY.............. 22-24

 . Paying Premiums........................................................    22
 . What Happens When Premiums Are Not Paid................................    22
 . Unintentional Lapse Protection.........................................    22
 . What Happens To Your Premiums if You Die...............................    22
 . Putting the Policy Back in Force....................................... 22-23
 . Putting the Policy Back in Force After Nonpayment of Premium
    Due to Cognitive Impairment or Functional Incapacity................. 23-24

SECTION 6: THE CONTRACT.................................................. 24-25

 . What Makes Up the Contract.............................................    24
 . Importance of Information on the Application/Time Limit on
    Certain Defenses..................................................... 24-25

P1-N0066-A                           -6-

================================================================================

                   SECTION 1: DEFINITIONS OF IMPORTANT TERMS

This section provides the meaning of special terms used throughout this policy. The first letter of each word or words in a phrase is capitalized to help You easily recognize them wherever they appear in the policy.

================================================================================

       THE FOLLOWING DEFINITIONS REFER TO THOSE INVOLVED IN THE CONTRACT

================================================================================

WE, OUR, US                       The Continental Casualty Company, CNA
                                  Plaza, Chicago, Illinois 60685.

================================================================================

YOU, YOUR, YOURSELF               The insured named in the Policy Schedule.

================================================================================

       THE FOLLOWING DEFINITIONS RELATE TO THE ELIGIBILITY FOR BENEFITS

================================================================================

HOME AND COMMUNITY-BASED CARE     Qualified Long-Term Care which is provided:

                                  1. in a Home Convalescent Unit by a Home
                                     Health Care Agency; or

                                  2. in an Alternate Care Facility; or

                                  3. in an Adult Day Care facility.

================================================================================

QUALIFIED LONG-TERM CARE          Necessary diagnostic, preventive, therapeu-
                                  tic, curing, treating, mitigating, and rehabilitative services, and Maintenance or
                                  Personal Care Services, which:

                                  1. are required by a Chronically ill individu-
                                     al, and

                                  2. are provided pursuant to a Plan of Care
                                     prescribed by a Licensed Health Care
                                     Practitioner.

================================================================================

HOME CONVALESCENT UNIT            1.  Your home;

                                  2.  a private home;

                                  3.  a home for the retired or aged;

                                  4.  a place which provides residential care;
                                      or

                                  5. a section of a nursing facility providing only residential care.

                                  It does not mean a hospital.

P1-N0066-A                       -7-

================================================================================

HOME HEALTH CARE AGENCY           An entity which provides home health care or
                                  hospice services and:

                                  1.  has an agreement as a provider of home
                                      health care services or hospice care
                                      under the Medicare program; or

                                  2. is licensed or accredited by state law as a Home Health Care Agency or hospice, if such licensing or accreditation is required by the state in which the care is received.

                                  For purposes of this policy, a licensed
                                  therapist, a registered nurse, a licensed practical nurse, or a licensed vocational nurse operating within the scope of his or her license will be considered a Home Health Care Agency.

================================================================================

ALTERNATE CARE FACILITY           A facility that is engaged primarily in
                                  providing ongoing care and related services to inpatients in one location and meets all of the following criteria:

                                  1. provides 24 hour a day care and services sufficient to support needs resulting from inability to perform Activities of Daily Living or Cognitive Impairment; and

                                  2.  has a trained and ready to respond
                                      employee on duty at all times to provide that care; and

                                  3.  provides 3 meals a day and accommo-
                                      dates special dietary needs; and

                                  4.  is licensed or accredited by the
                                      appropriate agency to provide such care, if such licensing or accreditation is required by the state in which the care is received; and

                                  5. has formal arrangements for the services of a physician or nurse to furnish medical care in case of emergency; and

                                  6.  has appropriate methods and procedures
                                      for handling and administering drugs and biologicals.

P1-N0066-A                      -8-

These requirements are typically met by
hospice care facilities or assisted living facilities that are either free standing facilities


P1-N0066-A                      -9-
                                  or part of a life-care community. They may also be met by some personal care and adult congregate care facilities. They are generally NOT met by individual residences or independent living units.

                                  An Alternate Care Facility does not mean a Long-Term Care Facility, hospital or clinic, boarding home, or a place which operates primarily for the treatment of alcoholics or drug addicts. However, care or services provided in these facilities may be covered subject to the conditions of the Alternate Plan of Care Benefit provision.

================================================================================

ADULT DAY CARE                    A community-based group program that
                                  provides health, social, and related support services in a facility which is licensed or certified by the state as an Adult Day Care
                                  Center to impaired adults. It does not mean
                                  24-hour care.

================================================================================

MAINTENANCE OR PERSONAL CARE      Any care the primary purpose of which is the
SERVICES                          provision of needed assistance with any of the
                                  disabilities as a result of which You are Chronically Ill (including the protection from threats to health and safety due to severe
                                  Cognitive Impairment).

================================================================================

CHRONICALLY ILL                   Certified  by  a  Licensed  Health  Care
                                  Practitioner as:

                                  1.  being  unable  to  perform  (without
                                      substantial assistance from another
                                      individual) at least 2 Activities of Daily
                                      Living for a period of at least 90 days
                                      due to a loss of functional capacity, or

                                  2.  requiring substantial supervision to
                                      protect Yourself from threats to health
                                      and safety due to severe Cognitive
                                      Impairment.

                                  You will not be considered Chronically Ill for any period unless within the 12 months prior to such period a Licensed Health Care Practitioner has certified that You meet the above requirements.

================================================================================

P1-N0066-A                       -10-

================================================================================

PLAN OF CARE                         A program of care and treatment:

                                     1. initiated by and approved in writing by
                                        a Licensed Health Care Practitioner
                                        before the start of such care and
                                        treatment; and

                                     2. confirmed in writing at least once every
                                        60 days.

================================================================================

LICENSED HEALTH CARE PRACTITIONER    Any physician, registered professional
                                     nurse, or licensed social worker.

================================================================================

ACTIVITIES OF DAILY LIVING - (ADLS)  The Activities of Daily Living are:

                                     1. Eating. Feeding Yourself by getting food
                                        into Your body from a receptacle (such
                                        as a plate, cup or table) or by a
                                        feeding tube or intravenously.

                                     2. Dressing. Putting on and taking off all
                                        items of clothing and any necessary
                                        braces, fasteners, or artificial limbs.

                                     3. Bathing. Washing Yourself by sponge
                                        bath; or in either a tub or shower,
                                        including the task of getting in or out
                                        of the tub or shower.

                                     4. Toileting. Getting to and from the
                                        toilet, getting on and off the toilet,
                                        and performing associated personal
                                        hygiene.

                                     5. Transferring. Moving into or out of a
                                        bed, chair, or wheelchair.

                                     6. Continence. The ability to maintain
                                        control of bowel and bladder function;
                                        or, when unable to maintain control of
                                        bowel or bladder function, the ability
                                        to perform associated personal hygiene,
                                        including caring for a catheter or
                                        colostomy bag.

================================================================================

COGNITIVE IMPAIRMENT                 A deficiency in Your short- or long-term
                                     memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

================================================================================

MEDICAL HELP SYSTEM                  A communication system, located in your
                                     home, used to summon medical attention in case of a medical emergency.

P1-N0066-A                           -11-

================================================================================

INFORMAL CAREGIVER                   The person who has the primary
                                     responsibility of caring for You in Your
                                     Home Convalescent Unit. A person who is
                                     paid for caring for You cannot be an
                                     Informal Caregiver.

================================================================================

CAREGIVER TRAINING                   Training provided by a Home Health Care
                                     Agency, Long-Term Care Facility, or
                                     hospital and received by the Informal
                                     Caregiver to care for You in Your
                                     residence.

================================================================================

RESPITE CARE                         Qualified Long-Term Care, provided in the
                                     Home Convalescent Unit by a Home Health
                                     Care Agency, to temporarily relieve the
                                     Informal Caregiver.

================================================================================

LONG-TERM CARE FACILITY              A place which:

                                     1.  is licensed by the state where it is
                                         located; and

                                     2.  provides nursing care on an inpatient
                                         basis under the supervision of a
                                         physician; and

                                     3.  has 24-hour-a-day nursing services
                                         provided by or under the supervision of
                                         a registered nurse (R.N.), licensed
                                         vocational nurse (L.V.N.), or licensed
                                         practical nurse (L.P.N.), and

                                     4.  keeps a daily medical record of each
                                         patient; and

                                     5.  may be either a freestanding facility
                                         or a distinct part of a facility such
                                         as a ward, wing, unit, or swing-bed of
                                         a hospital or other institution.

                                     A Long-Term Care Facility does not mean a hospital or clinic, boarding home, a place which operates primarily for the treatment of alcoholics or drug addicts, or a hospice. However, care or services provided in these facilities may be covered subject to the conditions of the Alternate Plan of Care Benefit provision.

================================================================================

PRE-EXISTING CONDITION               A health condition for which You received
                                     medical advice or treatment within the 6


P1-N0066-A                          -12-
months before Your Effective Date of Coverage.





P1-N0066-A                          -13-

================================================================================

EFFECTIVE DATE OF COVERAGE           The date when coverage starts under Your
                                     policy. It is shown on the Policy Schedule.

================================================================================

ELIMINATION PERIOD                   The number of days in which covered
                                     Qualified Long-Term Care services are
                                     provided to You before this policy begins to pay benefits. It is shown on the Policy
                                     Schedule and can be satisfied by any
                                     combination of days of a Long-Term Care
                                     Facility stay or days of Home and
                                     Community-Based Care. These days of care or services need not be continuous but must be accumulated within a continuous period of 730 days. This Elimination Period has to be satisfied only once while Your policy is in effect.

================================================================================

MAXIMUM LIFETIME BENEFIT             The total amount We will pay in Your
                                     lifetime for all benefits provided by Your policy. Your Maximum Lifetime Benefit is shown on the Policy Schedule.

================================================================================

PREFERRED SELECT PROVIDER            A Long-Term Care Facility, Alternate Care
                                     Facility, Home Health Care Agency, or Adult
                                     Day Care center contracting with the
                                     Preferred Select Network. The list of such providers available on Your Effective Date of Coverage is included with Your policy.
                                     We will provide You with the most current list of such providers at Your request. You are not required to use a Preferred Select
                                     Provider for benefits to be payable under this policy.

================================================================================

PREFERRED SELECT NETWORK             An organization with which We have an
                                     agreement to provide the Preferred Select
                                     Provider Advantage as described in
                                     Section 2.

================================================================================

MEDICARE The Health Insurance for the Aged Act, Title XVIII of the Social Security Amendments of 1965 as then constituted or later amended.

P1-N0066-A                         -14-

================================================================================

                              SECTION 2: BENEFITS

This section provides the following information about Your policy:

1.     Your Benefits under this policy;
2.     The conditions under which You will receive benefits;
3.     How long You will receive benefits.

You can refer back to Section 1 for definitions of terms found below:

================================================================================

                          GENERAL BENEFIT INFORMATION

================================================================================

WHAT IS IN THE POLICY SCHEDULE       The Policy Schedule shows You the Maximum
                                     Daily Home and Adult Day Care Benefit, the
                                     Maximum Daily Facility Benefit, and the
                                     Maximum Lifetime Benefit. It also includes optional benefit information, if applicable, and premium and general policy information.

LIMITATIONS OR CONDITIONS ON         Except where otherwise stated, no benefits
ELIGIBILITY FOR BENEFITS             under Your policy will be paid:

                                     (1) for  any  services You  receive  or
                                         expenses You incur unless:

                                        (a) such services are required because
                                            You are Chronically Ill; and

                                        (b) You satisfy the Elimination Period;
                                            and

                                     (2) in excess of the Maximum Lifetime
                                         Benefit

WHAT HAPPENS IF YOU TERMINATE        If you terminate Your policy, it will not
YOUR POLICY                          affect any claim beginning before such
                                     termination. We will continue to provide benefits, subject to all of the provisions of Your policy, until You have not received
                                     Qualified Long-Term Care for at least 180 consecutive days.

COVERAGE FOR ALZHEIMER'S DISEASE     Your policy provides benefits, subject to
                                     all of its provisions, for nervous or
                                     mental disorders of organic origin,
                                     including Alzheimer's Disease or senile
                                     dementia, which are determined by clinical diagnosis or tests.

NO NEED FOR HOSPITALIZATION          You are not required to be hospitalized
                                     before receiving benefits under Your
                                     policy.

P1-N0066-A                         -15-

================================================================================

                    HOME AND COMMUNITY-BASED CARE BENEFITS

================================================================================

WHAT IS THE HOME AND COMMUNITY-      Each day You require Home and
BASED CARE BENEFIT AND HOW DOES      Community-Based Care, We will pay benefits
IT WORK                              as follows:

                                     A. For Qualified Long-Term Care received in
                                        a Home Convalescent Unit or Adult Day
                                        Care center, the lesser of:

                                     1. The Maximum Daily Home and Adult
                                        Day Care Benefit; or

                                     2. The total of:

                                        a. 100% of the expenses incurred for
                                           occupational, physical, respiratory,
                                           or speech therapy; or nursing care
                                           services provided by a registered
                                           nurse (R.N.) or a licensed practical
                                           or vocational nurse (L.P.N. or
                                           L.V.N.), and

                                        b. 80% of the expenses incurred for
                                           services provided by a medical social
                                           worker, home health aide, homemaker
                                           and similar services; and

                                        c. 80% of the expenses incurred for
                                           hospice care and Adult Day Care.

                                     B. For Qualified Long-Term Care received in
                                        an Alternate Care Facility, including
                                        room and board, the lesser of:

                                        1. The Maximum Daily Facility Benefit
                                           shown in the Schedule, or

                                        2. 80% of the expenses incurred for
                                           such care.

RESPITE CARE BENEFIT                 In addition to any benefits payable above,
                                     We will pay for up to 21 days of Respite
                                     Care per calendar year. For each day of
                                     Respite care, We will pay the lesser of:

                                     1. The Maximum Daily Home and Adult Day
                                        Care Benefit, or

                                     2. 80% of the expenses incurred for such
                                        care.

                                     No benefits will be paid before the
                                     Elimination Period is satisfied. Unused
                                     days cannot be carried over into the next calendar year.

P1-N0066-A                          -16-

MEDICAL HELP BENEFIT                 We will pay the actual expense You incur
                                     each month, up to 25% of the Maximum Daily
                                     Home and Adult Day Care Benefit, for up to
                                     12 months in Your lifetime, for the rental or lease of a Medical Help System for Your home during a Plan of Care. We will only pay the Medical Help Benefit for a system installed in Your home while Your policy is in effect.

                                     We will not pay for any charges for normal telephone service while the system is installed or for a home security system.


CAREGIVER TRAINING BENEFIT           If You require Qualified Long-Term Care, We
                                     will pay the expenses incurred for
                                     Caregiver Training, not to exceed 5 times the Maximum Daily Home and Adult Day Care
                                     Benefit during any one Plan of Care. The
                                     Elimination Period does not apply to this benefit.

                                     If You require a stay in a Long-Term Care
                                     Facility or are hospitalized, the Caregiver
                                     Training Benefit will only be payable if the training will make it possible for You to return to or remain in a Home Convalescent Unit where You can be cared for by the Informal Caregiver.

================================================================================

                        LONG-TERM CARE FACILITY BENEFIT

================================================================================

WHAT IS THE LONG-TERM CARE           If You require Qualified Long-Term Care
FACILITY BENEFIT AND HOW DOES IT     in a Long-Term Care Facility, for each
WORK                                 day of Your stay We will pay the lesser of:

                                     1.  The Maximum Daily Facility Benefit, or

                                     2.  The charges made by the Long-Term Care
                                         Facility for Your Qualified Long-Term
                                         Care, including room and board.


BED RESERVATION BENEFIT              We will continue to pay the Long-Term Care
                                     Facility Benefit when You are charged for Your room in a Long-Term Care Facility while You are temporarily absent during the course of Your Long-Term Care Facility stay. This Bed Reservation Benefit will be limited to 21 days per calendar year.
                                     Unused days cannot be carried over into the next calendar year. Such days may be used to satisfy the Elimination Period.


P1-N0066-A                          -17-

================================================================================

                      PREFERRED SELECT PROVIDER ADVANTAGE

================================================================================

WHAT IS THE PREFERRED SELECT         We have entered into an agreement with a
PROVIDER ADVANTAGE AND HOW DOES      Preferred Select Network to help ensure
IT WORK                              Your access to quality care at a
                                     reasonable cost. It is solely at Your
                                     option to elect to receive care
                                     from a Preferred Select Provider.

  PREFERRED SELECT PROVIDER          If You receive covered Qualified Long-Term
                    DISCOUNT         Care from a Preferred Select Provider, the
                                     charges for such care will be reduced by the Preferred Select Provider Discount shown on the Policy Schedule.

   PREFERRED ACCESS TO CARE          If You require covered Qualified Long Term
                                     Care, the Preferred Select Network shall guarantee that You will receive priority for access to such care from a Preferred
                                     Select Provider.

                                     1.  You will receive access to such care
                                         from Your Location of Choice, as
                                         defined below, on a timely and priority
                                         basis as soon as a facility bed or a
                                         service is available.

                                     2.  Because availability of care may vary
                                         by location, in the event such care is
                                         not available within 60 days of Your
                                         request at Your Location of Choice, the
                                         Preferred Select Network will identify
                                         and provide access to:

                                         a. A Preferred Select Provider within
                                            50 miles of Your Location of Choice;
                                            or

                                         b. if no such care is available from a
                                            Preferred Select Provider within 50
                                            miles of Your Location of Choice, a
                                            Preferred Select Provider as close
                                            to your Location of Choice as
                                            possible.

                                     3.  In addition, in states designated as
                                         "Special Access States" in the then
                                         current list of Preferred Select
                                         Providers, if access to a Preferred
                                         Select Provider Long-Term Care Facility
                                         within 50 miles of Your Location of
                                         Choice is not possible within 60 days:


P1-N0066-A                          -18-

                                         a. The Preferred Select Network will
                                            identify a Long-Term Care Facility,
                                            located within 50 miles of Your
                                            Location of Choice or as close as
                                            possible, that is qualified to
                                            provide covered care and is not a
                                            member of the Preferred Select
                                            Network; and

                                         b. If You receive care from such Long-
                                            Term Care Facility, the Preferred
                                            Select Network will provide
                                            reimbursement such that Your out-of-
                                            pocket cost for such care will be
                                            the same as if the provider had been
                                            a Preferred Select Provider. Any
                                            additional payments will not count
                                            against Your Maximum Lifetime
                                            Benefit.

    YOUR LOCATION OF CHOICE          The site of a Preferred Select Provider
                                     selected by You from the current list of those contracted with the Preferred Select
                                     Network.



P1-N0066-A                          -19-

================================================================================

                           WAIVER OF PREMIUM BENEFIT

================================================================================

WHAT IS THE WAIVER OF PREMIUM        After a Long-Term Care Facility or
BENEFIT AND HOW DOES IT WORK         Alternate Care Facility stay of 90
                                     consecutive days (including the days used to satisfy the Elimination Period), You do not have to pay any future premiums that become due during any further stay under a Plan of Care. Premiums that become due will be waived until you leave the Long-Term
                                     Care Facility or Alternate Care Facility or until benefits are no longer payable for such stay, whichever occurs first. After that, if the Maximum Lifetime Benefit has not been paid, You must pay the premiums when due.


================================================================================

                        ALTERNATE PLAN OF CARE BENEFIT

===============================================================================

WHAT IS THE ALTERNATE PLAN OF        If You would otherwise require a Long-Term
CARE BENEFIT AND HOW DOES IT WORK    Care Facility stay, We may' pay for
                                     alternate services, devices or types of
                                     care under a written Alternate Plan of
                                     Care, if such plan is medically acceptable.
                                     This Alternate Plan of Care:

                                     1.  must be mutually agreed to by You,
                                         Your physician, and Us; and

                                     2.  will be developed by or with Licensed
                                         Health Care Professionals.

                                     This plan may specify special treatments or different sites or levels of care. Some of the services You may receive may differ from those otherwise covered by Your policy. In this case, benefits will be paid at the levels specified and agreed to in the Alternate Plan of Care. We are not obligated to provide benefits for services received prior to such agreement.

                                     Agreement to participate in an Alternate
                                     Plan of Care will not waive any of Your or Our rights under the policy. Any benefits payable under this provision will count against the Maximum Lifetime Benefit.

P1-N0066-A                         -20-

================================================================================

                     SECTION 3: EXCLUSIONS AND LIMITATIONS

This section tells You under what circumstances benefits are not payable even if You would otherwise qualify for benefits under another section of this policy.

================================================================================

WHEN THIS POLICY WILL NOT PROVIDE    This policy will not pay benefits for any
BENEFITS                             care or services which are:

                                     1. provided without charge in the absence
                                        of insurance; or
                                     2. due to a condition for which You can
                                        receive  benefits  under  Workers'
                                        Compensation  or  the  Occupational
                                        Disease Act or Law; or
                                     3. due to mental, psychoneurotic, or
                                        personality disorders without evidence
                                        of organic disease (Alzheimer's Disease
                                        and senile dementia are not excluded
                                        from coverage); or
                                     4. the result of war or any act of war; or
                                     5. a. reimbursable under title XVIII of the
                                           Social Security Act (Medicare) or
                                           would be so reimbursable but for the
                                           application of a deductible or
                                           coinsurance amount; or
                                        b. reimbursable under any other federal,
                                           or state health care plan or law,
                                           except Medicaid.

                                     We will reduce Our benefits payable by the dollar amount paid from the government health care plan or law to the extent that the combination of Our coverage and governmental coverage exceeds 100% of the actual charge for the covered services.

PRE-EXISTING CONDITION LIMITATION    We will not pay for a loss due to a
                                     Pre-existing Condition which You did not disclose in the application unless the loss begins more than 6 months after the Effective Date of Coverage. However, providing incorrect information may cause
                                     Your policy to be voided.

                                     If this policy replaces another long-term care insurance policy, the 6-month time period above is waived to the extent it was satisfied under the replaced policy.


P1-N0066-A                         -21-

Losses due to Pre-existing Conditions shown on the application are covered immediately.

================================================================================

                               SECTION 4: CLAIMS

This section tells You:

     1.  How to notify Us of a claim;
     2.  How to file a claim;
     3.  When to file a claim;
     4.  When and how claims are paid;
     5.  Our rights in investigating a claim;
     6. What happens to a claim if Your age is stated incorrectly on the application; and
     7.  Your legal rights regarding claims.

================================================================================

NOTIFYING US OF A CLAIM              You must notify Us in writing of a claim
                                     within 60 days after a covered loss begins, or as soon as reasonably possible.

                                     The notice must identify You and be sent to Us at Our Home Office, CNA Plaza, Chicago, Illinois 60685 or Your agent.

HOW TO FILE A CLAIM                  We will send You a claim form within 15
                                     days after We receive notice of Your claim.
                                     If We do not, You can meet the
                                     requirements of providing Us with a written proof of loss by sending Us a written statement describing the type and nature of Your loss.

WHEN TO FILE A CLAIM                 You must send Us written proof of loss
                                     within 90 days after the end of the period for which You are claiming benefits.

                                     If this is not possible, Your claim will not be affected. However, unless You are legally incapable, You must notify Us within one year from the time proof is otherwise required.

CARE MANAGEMENT SERVICES             During Your claim, We can, with Your
                                     agreement, provide You with access to care management professionals who can work with You, Your family, and Your doctor to determine and monitor the appropriate plan of care, including assessments of Your situations and investigation of available care resources. This service will be provided with no cost to You and will not count against your benefit limits.

WHEN YOUR CLAIM IS PAID              We will pay Your claim immediately after We
                                     receive due written proof of loss.

P1-N0066-A                          -22-

HOW CLAIMS ARE PAID                  If You receive covered care that qualifies
                                     for the Preferred Select Provider Discount,
                                     We will pay the amounts payable under this policy for such care directly to the provider.

                                     For all other covered care, We will pay
                                     benefits to You, or Your estate, unless You have requested in writing that payment be made otherwise.

                                     If benefits are payable to Your estate, We may pay up to $1,000 to any relative of Yours We feel is entitled to the benefits. Any payments made in good faith will discharge Us to the extent of the payment.

OUR RIGHTS TO OBTAIN INFORMATION     At Our expense, We have the right to have a
                                     physician or, other qualified medical
                                     personnel examine You or obtain an
                                     assessment of Your impairment as often as reasonably necessary while You are receiving benefits.

MISSTATEMENT OF YOUR AGE             If Your age has been misstated on the
                                     application, Your policy benefits will be based on the amount Your premium would have purchased at Your correct age. if We would not have issued a policy, We will refund the premium You paid.

CLAIMS APPEAL                        If Your claim is denied, You may request
                                     reconsideration in writing. We will respond to the request within 30 days.

LIMITATIONS ON LEGAL ACTIONS         You cannot sue or bring legal action
                                     against Us:

                                     1.  before 60 days after We receive
                                         written proof of loss; or

                                     2.  more than three years after written
                                         proof of loss is required.


P1-N0066-A                          -23-

================================================================================

          SECTION 5: PREMIUM PAYMENT AND REINSTATEMENT OF YOUR POLICY

This section tells you:

1.  When Your premium should be PAID;
2.  What happens if Your premium is not paid within a certain time period;
3.  What happens to Your premium at Your death; and
4.  How to reinstate Your policy if it is terminated.

================================================================================

PAYING PREMIUMS                      Premiums are to be paid with United States
                                     currency. They are due at the beginning of each policy term. Payment may be made to Us at Our Home Office at CNA Plaza, Chicago,
                                     Illinois 60685, or to Your agent. You can change the policy term if You notify Us in writing.

WHAT HAPPENS WHEN PREMIUMS ARE       Except as provided under the Unintentional
NOT PAID                             Lapse Protection below, You are allowed a
                                     31-day grace period for late payment of
                                     each premium due after the first premium.
                                     Your policy will remain in force during
                                     this period.

                                     If You do not pay Your premium by the end of the grace period, the policy will terminate.

UNINTENTIONAL LAPSE PROTECTION       You have the right to designate an
                                     individual in addition to Yourself to
                                     receive notification when Your policy will terminate because of non-payment of premium.

                                     We will give the person You designate
                                     notification of the impending termination at least 30 days before the date such termination will occur The notice will be given to the designated person no earlier than 30 days after the premium due date.

                                     On every renewal of Your policy, You will be given the right to change the designated person.

WHAT HAPPENS TO YOUR PREMIUMS IF     When We are notified of Your death, We will
YOU DIE                              make a refund of any unearned premium paid
                                     for the period beyond Your death.

PUTTING THE POLICY BACK IN FORCE     If Your policy is terminated, a subsequent
                                     acceptance of premium by Us or by Our agent without requiring an application for reinstatement will reinstate Your policy

P1-N0066-A                         -24-

                                     If We do require an application for
                                     reinstatement and accept Your premium, We may issue a conditional premium receipt. If We approve Your application, Your policy will be reinstated as of the date of Our approval. If We do not approve Your application, We will notify You in writing within 45 days after the date of Your application.

                                     If We do not notify You within 45 days, the policy will be reinstated on the 45th day after the date of the conditional premium receipt.

                                     The reinstated policy will cover only
                                     losses due to conditions that begin after the date of reinstatement. In all other aspects, Your rights and Ours will be the same as before the policy terminated, unless there are new provisions added due to the reinstatement. The premium We accept for reinstatement may be used for the period for which premiums had not been paid. We can apply the premium back for as many as 60 days before the date of reinstatement.

PUTTING THE POLICY BACK IN FORCE     Also, within 6 months following
AFTER NONPAYMENT OF PREMIUM DUE      termination of Your policy for non-payment
TO COGNITIVE IMPAIRMENT OR           of premiums, You, or any person authorized
FUNCTIONAL INCAPACITY                to act on Your behalf, may request
                                     reinstatement of Your policy on the basis that You suffered from Cognitive Impairment or functional incapacity, or if You would otherwise qualify for benefits under the policy, at the time of policy termination.

                                     We will require evidence of clinical
                                     diagnosis or tests demonstrating that You suffered from Cognitive Impairment or functional incapacity at the time of policy termination. If such demonstration substantiates, to our satisfaction, the existence of Cognitive Impairment or functional incapacity at the time of policy termination, We will reinstate Your policy. The clinical diagnosis and tests will be at Your expense. Functional incapacity means the Inability to Perform at least Two Activities of Daily Living.

                                     If We reinstate Your policy after
                                     nonpayment of premium due to Cognitive
                                     Impairment, or functional incapacity:

P1-N0066-A                          -25-

1. This reinstatement shall not require any    evidence of insurability.

                                     2.  The reinstated policy shall cover loss
                                         occurring from the date of policy
                                         cancellation. There shall be no gaps in
                                         coverage. Coverage will be at the level
                                         provided prior to reinstatement.

                                     3.  Premium shall be paid from the date of
                                         the last premium payment at the rate
                                         which would have been in effect had the
                                         policy remained in force. Payment must
                                         be made within 15 days following Our
                                         request.

================================================================================

                            SECTION 6: THE CONTRACT

This section tells You:

1.      What makes up the contract;
2.      Situations where time limits apply to claims

================================================================================

WHAT MAKES UP THE CONTRACT           This policy is a legal, binding contract
                                     between You and Us. The contract is made up of:

                                     1.  the policy;

                                     2.  the application; and

                                     3.  any attached papers.

                                     No one can change any part of this policy or waive any of its provisions unless the change is approved in writing on the policy by one of Our officers.

IMPORTANCE OF INFORMATION ON THE     We issued this policy based on information
APPLICATION/TIME LIMIT ON CERTAIN    You provided.  Any incorrect or omitted
DEFENSES                             information known to You at the time of
                                     application may cause Your policy to be
                                     voided or a claim to be denied.

                                     If Your policy has been in force for less than six (6) months, We may rescind it or deny any otherwise valid claim upon a showing of misrepresentation that is material to the acceptance of coverage.

                                     If Your policy has been in force for at
                                     least six (6) months but less than two (2) years, We may rescind it or deny any otherwise valid claim upon a showing of misrepresentation that is both material to the acceptance of

P1-N0066-A                         -26-
                                     coverage and which pertains to the
                                     conditions for which benefits are sought.

                                     After Your policy has been in force for 2 years, only fraudulent misstatements in the application can be used to void the policy or deny a claim for loss incurred after the 2-year period.

                                     If We have paid benefits under this policy, such benefit payments may not be recovered by Us in the event that Your policy is rescinded.


P1-N0066-A                          -27-

                DRAFT -- JULY 10, 1997 -- PAGE 1 OF 17 -- DRAFT

                                                                     EXHIBIT "B"
                                                                     -----------
                           INDIVIDUAL LONG TERM CARE
                       QUOTA SHARE COINSURANCE AGREEMENT
                                    BETWEEN

                          CONTINENTAL CASUALTY COMPANY
                      AN ILLINOIS STOCK INSURANCE COMPANY
               WITH ITS HOME OFFICE LOCATED IN CHICAGO, ILLINOIS
                                      AND
                      VALLEY FORGE LIFE ASSURANCE COMPANY
                    AN ILLINOIS STOCK LIFE INSURANCE COMPANY
               WITH ITS HOME OFFICE LOCATED IN CHICAGO, ILLINOIS
          (HEREINAFTER COLLECTIVELY REFERRED TO AS THE CEDING COMPANY)
                                      AND

                            VENCOR INSURANCE COMPANY
                          AN INDIANA INSURANCE COMPANY
                   (HEREINAFTER REFERRED TO AS THE REINSURER)


                                  WITNESSETH:

     WHEREAS, Vencor, Inc., a Kentucky corporation ("Vencor") and CNA have executed, prior to or contemporaneously with the execution of this Agreement, a Strategic Alliance Agreement which defines the relationship between CNA, Vencor, and the REINSURER; and

     WHEREAS, the CEDING COMPANY shall issue as of the effective date of this Agreement and in the future certain individual long term care insurance policies which it wishes to reinsure with the REINSURER; and

     WHEREAS, the CEDING COMPANY wishes to obligate itself to cede to the REINSURER a portion of its liability with respect to the Vencor Gold policies; and

     WHEREAS, the REINSURER wishes to obligate itself to assume such portion of the CEDING COMPANY's liability with respect to the Vencor Gold policies.

     NOW, THEREFORE, in consideration of the above premises and the covenants hereinafter set forth, the parties, the CEDING COMPANY and the REINSURER, hereby agree as follows:

                DRAFT -- JULY 10, 1997 -- PAGE 1 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 2 OF 17 -- DRAFT

I.   PRECEDENCE OF PROVISIONS; DEFINITIONS

     A. To the extent that this Agreement contains a provision or provisions in conflict with the Strategic Alliance Agreement, the provisions of this Agreement shall govern.

     B. Any term defined in the Strategic Alliance Agreement which is not defined in this Agreement shall have the meaning ascribed by the Strategic Alliance Agreement unless the term is explicitly redefined or the context clearly requires another definition.

     C. "Affiliate" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

     D. "Agreement" means this Individual Long Term Care Quota Share Coinsurance Agreement, including all Exhibits which are hereby incorporated into and made a part of this Agreement, as originally executed and as may be amended from time to time.

     E. "Preferred Access Agreement" means the agreement entered into by a wholly owned Vencor subsidiary, Vencor Provider Network, Inc. ("VPN"), and CNA for VPN to arrange for the provision of Covered Services by Preferred Advantage Selected Providers to Members.

     F. "Strategic Alliance Agreement" means the agreement entered into by Vencor Inc. ("Vencor"), and CNA which describes and defines the relationship between CNA, Vencor, VIC, and VPN.

     G. "Subsidiary" means any corporation of which the securities or the majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the CEDING COMPANY or REINSURER either directly or through one or more subsidiaries.

II.  CESSIONS; SAMPLE COPIES.

     A. The CEDING COMPANY agrees to cede and REINSURER agrees to assume a portion of the liability under the Vencor Gold policies.

     B. The effective date of this Agreement is 12:01 A.M. Central Standard Time, _________.

     C. This Agreement shall remain continuously in force until terminated in accordance with the respective provisions of this Agreement.

                DRAFT -- JULY 10, 1997 -- PAGE 2 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 3 OF 17 -- DRAFT

     D. The CEDING COMPANY hereby represents and warrants that the Vencor Gold policies issued to Members shall conform with the sample insurance policies attached to this Agreement as Appendix "A".

III. CEDING COMPANY'S LIABILITY.

     A. REINSURANCE PREMIUM. The CEDING COMPANY is liable for payment of the Reinsurance Premium (defined below) to the REINSURER within thirty
          (30) days following the end of each calendar month.

     B. RECOVERY. The CEDING COMPANY shall credit the REINSURER with fifty percent (50%) of any amounts received by the CEDING COMPANY as recovery. Expenses directly related to recovery may be netted out before the recovery is distributed or credited; provided, however, that consent of the REINSURER shall be required prior to expenditure of recovery expense in excess of fifty percent (50%) of any loss.

     C. DEFENSE OF CLAIMS. The CEDING COMPANY is responsible for the defense of claims and shall have the right to select attorneys of its choosing in defending claims. The REINSURER may, at its own expense, participate in an advisory capacity in the defense of any claim.

IV.  REINSURER'S LIABILITY.

     A. REINSURER'S LIABILITY. The "REINSURER's Liability" shall be to the CEDING COMPANY for fifty percent (50%) of the sum of:

          1.   Benefits as that term is defined herein; and

          2. the CEDING COMPANY "Expense Allowance" as stated in Appendix "C" which is attached hereto and made a part hereof; and

          3. the CEDING COMPANY "Sales Commission Allowance" as set out in Appendix "C".

     B. CHANGES IN THE LAW. It is the intention of the parties to this Agreement that any expenses or costs associated with changes in state law or regulations affecting the Vencor Gold policies, including premium taxes, which are not specifically enumerated or allocated in this Agreement shall be shared by the parties as follows: by the CEDING COMPANY in the amount of fifty percent (50%) and by the REINSURER in the amount of the fifty percent (50%).

                DRAFT -- JULY 10, 1997 -- PAGE 3 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 4 OF 17 -- DRAFT


     C.   BENEFITS.

          1. "Benefits" shall mean amounts attributable to claims incurred on Policies issued while this Agreement is in force.

          2.   Benefits shall equal the sum of the following:

               a) amounts which the CEDING COMPANY actually pays in accordance with the terms of a Vencor Gold policy or as a result of settlement of a claim; and

               b) legal fees incurred in establishing liability for any particular benefit, whether in the claims adjudication process or because of questions raised or litigation brought by a party seeking benefits under the Vencor Gold policies; and

               c) interest paid pursuant to law or awarded by a court or paid as part of a settlement made in connection with a dispute in
                    a) above; and

               d) damages paid in accordance with state law, so long as such damages are required to be paid only as a result of claims denial and not for wrongdoing, i.e., if state law requires the insurer to pay the claim and all attorneys fees upon adjudication of the good faith denial of a claim; and

               e) special investigative fees, whether for fraud or any other special investigation.

     D. EXTRA-CONTRACTUAL DAMAGES. In the event of extra-contractual damages assessed against the CEDING COMPANY as a result of the contest of any claim, the REINSURER shall pay fifty percent (50%) of such damages provided that the REINSURER had or should have had actual knowledge of the CEDING COMPANY' s denial and concurred in writing with the CEDING COMPANY's denial.

V.   REINSURANCE PREMIUM.

     A. The Reinsurance Premium shall be equal to fifty percent (50%) of the gross paid premium received for the sale of the Vencor Gold policies, including first year and renewal premiums. For purposes of this Agreement and any exhibits attached hereto, "gross paid premium" shall mean the premiums paid on Vencor Gold policies issued by the CEDING COMPANY. Within 30 days following the end of each calendar month, the CEDING COMPANY shall pay the

                DRAFT -- JULY 10, 1997 -- PAGE 4 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 5 OF 17 -- DRAFT

          REINSURER the Reinsurance Premium and the REINSURER shall pay the CEDING COMPANY the REINSURER's Liability.

     B. Except as provided by a final arbitration order, the CEDING COMPANY shall be liable for the payment of Reinsurance Premium due to the REINSURER up to and including the effective date of termination. The REINSURER shall waive its right to terminate for nonpayment of Reinsurance Premium upon acceptance of the past due Reinsurance Premium. Failure by the REINSURER to exercise its right under this subsection will not waive the REINSURER's right to terminate the Agreement at a later date for a subsequent nonpayment of Reinsurance Premium.

VI.  RESERVES AND PERIODIC REPORTS.

     A. The REINSURER will establish reserves on a basis that is acceptable to the CEDING COMPANY and which complies with every applicable state law defining circumstances under which a ceding insurer may take credit for reinsurance.

     B. The REINSURER will not be required to sign any statement attesting to the value of reserves that should be held by the CEDING COMPANY for either statutory, tax, or GAAP reporting purposes.

     C. The CEDING COMPANY will provide the REINSURER with monthly reports of premiums, medical losses, claims expenses, and significant claims and reserves therefor, pursuant to Appendix "???", attached hereto and by this reference made a part hereof.

VII. AUDIT.

     A. VIC shall have the authority to inspect and audit the books and records of CNA and its assignees which pertain to this Agreement, at any time during reasonable business hours, and they may make copies or extracts of any records pertaining thereto. CNA shall notify VIC of any audit or pending audit of CNA by any person or entity other than either of the parties or any of their agents.

     B. CNA shall have the authority to inspect and audit the books and records of VIC and its assignees which pertain to this Agreement, at any time during reasonable business hours, and they may make copies or extracts of any records pertaining thereto. VIC shall notify CNA of any audit or pending audit of VIC by any person or entity other than either of the parties or any of their agents.

                DRAFT -- JULY 10, 1997 -- PAGE 5 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 6 OF 17 -- DRAFT

VIII. TAXES. The CEDING COMPANY and the REINSURER hereby enter into an election under Internal Revenue Code Regulations section 1.848-2(g) (8) whereby:

      A. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Internal Revenue Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to general deductions limitation of Section 848 (c) (1);

      B. The CEDING COMPANY and the REINSURER agree to exchange information pertaining to the net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service;

      C. The CEDING COMPANY will submit to the REINSURER by May 1 of each year its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year;

      D. The REINSURER may contest such calculation by providing an alternative calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not so notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year;

      E. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternative calculation. If the CEDING COMPANY and the REINSURER reach agreement on the net amount of consideration, each party shall report such amount in their respective tax returns for the previous calendar year;

      F. The CEDING COMPANY and the REINSURER each represents and warrants that it is subject to taxation by the United States under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

IX.   INSOLVENCY.

      A.   INSOLVENCY OF THE CEDING COMPANY.


                DRAFT -- JULY 10, 1997 -- PAGE 6 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 7 OF 17 -- DRAFT

          1. In the event of the insolvency of the CEDING COMPANY, this Agreement shall be automatically terminated as of the date of insolvency. In such event, the reinsurance hereunder shall be payable by the REINSURER, without diminution, because of the insolvency of the CEDING COMPANY, on the basis of this Agreement and the CEDING COMPANY's liabilities which were incurred prior to termination. It is agreed, however, that the liquidator, receiver or statutory successor of the insolvent CEDING COMPANY shall give written notice to the REINSURER of the tendency of a claim against the insolvent CEDING COMPANY on the Vencor Gold policies reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings and that during the pendency of such claim the REINSURER may investigate such claim and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expense thus incurred by the REINSURER shall be chargeable, subject to court approval, against the insolvent CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER.

          2. Notwithstanding anything in the provisions of this Section to the contrary, the liability of the REINSURER shall not increase because of the insolvency of the CEDING COMPANY.

     B. INSOLVENCY OF THE REINSURER. In the event the REINSURER shall become insolvent, this Agreement shall automatically be terminated, as of the date of insolvency.

X.   ARBITRATION.

     A. RESOLUTION OF DISPUTES BY ARBITRATION. The parties agree that all controversies or disputes arising out of, in connection with, or which relate to this Agreement or performance under this Agreement, which cannot be resolved by mutual agreement, shall be submitted to arbitration for resolution, as herein provided.

     B.   SELECTION OF ARBITRATORS.

          1. Arbitration shall be by a panel of three neutral arbitrators, each of which shall be an active or former officer of an insurance company which, at the time of the demand for

                DRAFT -- JULY 10, 1997 -- PAGE 7 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 8 OF 17 -- DRAFT

               arbitration, issues or has recently issued policies of insurance of the type covered by this Agreement. In addition, each arbitrator shall meet the requirements of, and shall agree to act in accordance with, the Code of Ethics for Arbitrators in Commercial Disputes sponsored by the American Bar Association and the American Arbitration Association, except to the extent that conduct prohibited by such Code is specifically permitted by the terms of this Agreement.

          2. Within thirty (30) days after receipt of a demand for arbitration, each party shall designate its arbitrator. The designation shall contain information sufficient to allow the other party to judge the qualifications of the person designated as arbitrator. Thereafter, each party shall have fifteen (15) days within which to accept the arbitrator designated by the other party or to challenge the qualifications of the arbitrator so designated.

          3.   The arbitrators so designated and accepted shall, within thirty
               (30) days after acceptance, select the third arbitrator. Arbitrators may consult with the party nominating them as to acceptability of persons under consideration for appointment by them as third arbitrator. If the third arbitrator has not been selected within that time, each arbitrator shall, within fifteen
               (15) days, nominate three qualified individuals to serve as the third arbitrator. The American Arbitration Association shall appoint a third arbitrator from the persons nominated who meet the qualifications described in this Agreement.

     C.   ARBITRATION PROCEDURE.

          1. Arbitration shall begin upon the filing by one of the parties of a written demand for arbitration. Such demand shall contain a statement setting forth the nature of the dispute, the amount involved, if any, and the remedy sought. Such demand shall be served upon the other party by certified mail, return receipt requested.

          2. Within sixty (60) days after the arbitration panel has been finalized, the parties shall submit their dispute or controversy to the panel of arbitrators for decision. The site for the arbitration hearing shall be Chicago, Illinois, or as mutually agreed by the parties. The rules for the gathering of evidence, taking of discovery or depositions, if any, and the conduct of the hearing shall be such rules as are included in the Commercial Arbitration Rules of the American Arbitration Association as of

                DRAFT -- JULY 10, 1997 -- PAGE 8 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 9 OF 17 -- DRAFT

               the date the arbitration panel was finalized, to the extent not inconsistent with the terms of this Agreement. The parties may agree to use modified rules to expedite the arbitration process. The formal rules of evidence need not apply, in the arbitrators' discretion, to the hearing.

          3. All arbitrators shall participate in the deliberations and a decision on any matter shall be by a majority of the arbitrators.

          4. The final decision of the arbitration panel shall be submitted in writing, in such form as the arbitrators determine, within thirty
               (30) days after the conclusion of the arbitration hearing. The decision of the arbitrators shall be final, except that an appeal may be taken only for one or more of the reasons assigned for vacating an award by the Uniform Arbitration Act as enacted by the State of ______, which law shall apply and govern the arbitration process contemplated hereunder, to the extent not inconsistent with this Agreement.

     D. COSTS OF ARBITRATION PROCEEDING. Each party shall bear the cost of its own arbitrator. The costs of the arbitration proceeding, including the fees of the third arbitrator, shall be borne equally by the parties, unless the arbitration panel orders otherwise. The panel, in its discretion, may also allocate and award other reasonable out-of-pocket costs of the parties, including reasonable attorney's fees, as it deems fair and equitable under the circumstances.

     E. CONFIDENTIALITY. The parties agree, and the appointed arbitrators shall agree as part of their acceptance of nomination, to keep confidential and not disclose to persons not connected with the arbitration the details of the arbitration proceeding and all information received by them in connection therewith, except as may be required by process of law.

XI.  CONFIDENTIAL INFORMATION.

     A. During the course of performance under this Agreement, the REINSURER will obtain or have access to certain proprietary information of the CEDING COMPANY or its affiliates or subsidiaries including, without limitation, names of contract owners, insureds, beneficiaries, the identity and production of the CEDING COMPANY's producers, compensation levels, the identity and types of insurance purchased, the CEDING COMPANY's distribution network (the "CEDING COMPANY Confidential Information"). The CEDING COMPANY Confidential Information shall also include rate manuals, experience reports, and underwriting standards to the extent such

                DRAFT -- JULY 10, 1997 -- PAGE 9 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 10 OF 17 -- DRAFT

          information applies specifically to the CEDING COMPANY's Policyholders and Vencor Gold policies. Each party acknowledges that all such material is offered on a confidential basis, for the sole purpose of enhancing this Agreement. Further each party agrees that the original owner of these materials is deemed to be the sole owner of these materials. The REINSURER will only disclose the CEDING COMPANY Confidential Information to those persons who require such information for the purpose of this Agreement and who have been advised and agree to be bound by the terms of this paragraph.

     B. During the course of performance under this Agreement, the CEDING COMPANY will obtain or have access to certain proprietary information of the REINSURER or its affiliates or subsidiaries including, without limitation, rate manuals, experience reports, and underwriting standards to the extent such information applies specifically to Vencor Gold policies(the "REINSURER Confidential Information"). Each party acknowledges that all such material is offered on a confidential basis, for the sole purpose of enhancing this Agreement. Further each party agrees that the original owner of these materials is deemed to be the sole owner of these materials. The CEDING COMPANY will only disclose the REINSURER Confidential Information to those persons who require such information for the purpose of this Agreement and who have been advised and agree to be bound by the terms of this paragraph.

     C. Each party further warrants, represents, undertakes and agrees, for itself, its agents, employees and representatives:

          1. to keep the other party's Confidential Information confidential to the extent it is not already available publicly; and

          2. to use the other party's Confidential Information only as is necessary to carry out the terms and conditions of this Agreement; and

          3. not to disclose the other party's Confidential Information to any third party without the prior written consent of the party who has claim to the Confidential Information under the terms of this Agreement. Provided, however, that such disclosure is permitted if it is made in accordance with every other provision of this Section and it is made to a direct agent or a direct retrocessionairre of the party making the disclosure. Provided, further that such disclosure may be permitted if required by applicable law or governmental regulations or by

                DRAFT -- JULY 10, 1997 -- PAGE 10 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 11 OF 17 -- DRAFT

               order of a court of competent jurisdiction, in which case prior to making such disclosure written notice must be given to the party with legal right of ownership under this Agreement. Provided, further that such notice shall describe in reasonable detail the proposed content of such disclosure and shall permit the non-disclosing party to review and comment upon the form and substance of such disclosure.

XII. TERMINATION.

     A. AUTOMATIC TERMINATION. This Agreement shall terminate for new business automatically if the REINSURER becomes insolvent under
          Section IX.

     B. TERMINATION BY NOTICE. Either party may terminate this Agreement for new business without cause by either party giving to the other written notice to that effect no less than one hundred eighty (180) days prior to the termination date; provided, however, that no such notice shall be effective until this Agreement shall have been in effect for ten years.. The parties agree that a reasonable gradual reduction in the CEDING COMPANY's marketing of new Vencor Gold policies may occur during the one hundred eighty (180) days immediately preceding the termination date of this Agreement, and that such a reduction would not be a violation of this provision.

     C.   TERMINATION FOR CAUSE.

          1.   This Agreement may also be terminated for new business by thirty
               (30) days' written notice to the other party of breach of any of the terms and conditions of this Agreement, provided such breach has not been cured within such thirty (30) day notice period (or in the case of a breach that cannot be reasonably cured within such thirty (30) days, the breaching party has not undertaken to cure such breach as soon as possible).

          2. Any egregious or willful violation of any of the terms of this Agreement by either party shall be grounds for termination of this Agreement for new business upon thirty (30) days written notice to the breaching party.

          3. If either party terminates this Agreement for new business for cause under this subsection C, the terminating party may initiate arbitration as to the date of termination for inforce business.

                DRAFT -- JULY 10, 1997 -- PAGE 11 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 12 OF 17 -- DRAFT

      D. Except as otherwise provided in this Section XII, this Agreement shall remain in full force and effect on all Vencor Gold policies issued or renewed by the CEDING COMPANY prior to the effective date of termination of this Agreement for new business. Accordingly, the REINSURER shall continue to provide reinsurance for all Vencor Gold policies issued or renewed by the CEDING COMPANY prior to the effective date of termination of this Agreement for new business.

      E. In no event shall the liability of the REINSURER be extended to any Vencor Gold policies whose coverage takes effect after the termination date for the acceptance of new business.

XIII. OTHER PROVISIONS.

      A. REINSURER'S RELATIONSHIPS. It is agreed that no rights or legal relations shall arise between the REINSURER and Members by virtue of the reinsurance of the Vencor Gold policies under this Agreement. The REINSURER's sole liability as reinsurer is that provided under the terms of this Agreement.

      B. POLICY CHANGES. The REINSURER agrees that the CEDING COMPANY may from time to time, make reasonable alterations in the terms and provisions of the Vencor Gold policies reinsured hereunder. The CEDING COMPANY agrees to furnish the REINSURER with a copy of all proposed changes not less than thirty (30) days prior to their effective date. Upon receipt of a proposed change, the REINSURER shall promptly advise the CEDING COMPANY in writing, of its approval or disapproval of the proposed change. All alterations or modifications made to the Vencor Gold policies shall be endorsed upon and attached to the copies of such Vencor Gold policies which were previously made a part of this Agreement. It is understood that any changes to the Vencor Gold policies which are disapproved by the REINSURER shall automatically relieve the REINSURER of any liability that it incurs as a result of such changes with respect to the Vencor Gold policies as of the effective date of such changes.

      C. INFORMATION NEEDED TO COMPLETE STATEMENT. After the end of each calendar quarter, the CEDING COMPANY hereby agrees to supply the REINSURER with any information on the Vencor Gold policies that may reasonably be required by the REINSURER for completion of its financial statements.

      D. OMISSIONS OR ERRORS. It is agreed that any inadvertent delays, omissions or errors made in connection with this Agreement shall not be held to relieve either of the Parties hereto from any liability which would have attached to them hereunder if such delays, omis-

                DRAFT -- JULY 10, 1997 -- PAGE 12 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 13 OF 17 -- DRAFT

          sions or errors had not been made, such omissions and/or errors to be made good as soon as reasonably possible after discovery.

     E. PUBLICITY RELEASES. Neither party shall disclose the other party's name or identity or relationship with the other in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of the non-disclosing party unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the disclosing party shall give written notice to the non-disclosing party describing in reasonable detail the proposed content of such disclosure and shall permit the non-disclosing party to review and comment upon the form and substance of such disclosure.

     F. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all previous agreements and understandings, written or oral, between the REINSURER and the CEDING COMPANY as to the subject matter of this Agreement.

                DRAFT -- JULY 10, 1997 -- PAGE 13 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 14 OF 17 -- DRAFT

     G. AMENDMENT. This Agreement may, at any time, be altered by mutual consent of the Parties hereto by an amendment signed by responsible officials of the Parties and such amendment shall be binding upon both Parties and be deemed to be an integral part of this Agreement.

IN WITNESS WHEREOF, this Agreement to be executed, in duplicate, by their respective officers duly authorized to do so.

                                 _______________________________________

                                 ______

                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Date
                                     -------------------------------------------


                                 Continental Casualty CompanyValley Forge Life Insurance Company

                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Date
                                     -------------------------------------------

                DRAFT -- JULY 10, 1997 -- PAGE 14 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 15 OF 17 -- DRAFT

                           INDIVIDUAL LONG TERM CARE

                       QUOTA SHARE COINSURANCE AGREEMENT



                    APPENDIX A:  SAMPLE INSURANCE POLICIES

                DRAFT -- JULY 10, 1997 -- PAGE 15 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 16 OF 17 -- DRAFT

                           INDIVIDUAL LONG TERM CARE

                       QUOTA SHARE COINSURANCE AGREEMENT



                 APPENDIX C:  SCHEDULE OF PAYMENT INSTRUCTIONS



     I.  CEDING COMPANY Sales Commission

     II. CEDING COMPANY Expense Allowance



Expenses will be allocated in a fair and equitable manner. Allocations will be reviewed and any appropriate revisions will be made at least once each calendar year but no more frequently than quarterly.

                DRAFT -- JULY 10, 1997 -- PAGE 16 OF 17 -- DRAFT

                DRAFT -- JULY 10, 1997 -- PAGE 17 OF 17 -- DRAFT

                           INDIVIDUAL LONG TERM CARE

                       QUOTA SHARE COINSURANCE AGREEMENT



                   APPENDIX D:  RATES AND UNDERWRITING GUIDE

                DRAFT -- JULY 10, 1997 -- PAGE 17 OF 17 -- DRAFT

                                  EXHIBIT "C"
                                  ----------

                Draft -- June 10, 1997 -- Page 1 of ll -- Draft


                          PREFERRED ACCESS AGREEMENT
                          --------------------------

          This Agreement is made and entered into as of the _____ day of ____________ 199__, by and between Continental Casualty Company, an Illinois insurance company, and Valley Forge Life Assurance Company, a Pennsylvania life insurance company (individually and collectively "CNA") and Vencor Provider Network, Inc., a Delaware corporation ("VPN").

                                   RECITALS
                                   --------

          WHEREAS, Vencor, Inc., a Delaware corporation ("Vencor") and CNA have executed, prior to or contemporaneously with the execution of this Agreement, a Strategic Alliance Agreement which defines the relationship between CNA, Vencor, and VPN; and

          WHEREAS, VPN has in place a contracted network of long term care facilities and long term care service providers that have agreed to provide healthcare services to Members pursuant to a predetermined schedule of benefits and discounts; and

          WHEREAS, CNA issues long term care insurance policies which, subject to the terms and conditions of the policies, provide reimbursement for eligible expenses incurred in long term care facilities and in other settings.

          NOW, THEREFORE, in consideration of the above premises and the covenants hereinafter set forth, the parties, CNA and VPN, hereby agree as follows:

1.   PRECEDENCE OF PROVISIONS; DEFINITIONS

     1.1. To the extent that this Agreement contains a provision or provisions in conflict with the Strategic Alliance Agreement, the provisions of this Agreement shall govern.

     1.2. Any term defined in the Strategic Alliance Agreement which is not defined in this Agreement shall have the meaning ascribed by the Strategic Alliance Agreement unless the term is explicitly redefined or the context clearly requires another definition.

     1.3. "Agreement" means this Preferred Access Agreement, including all Exhibits which are hereby incorporated into and made a part of this Agreement, as originally executed and as may be amended from time to time.

     1.4. "Coinsurance Agreement" means the agreement entered into by a wholly owned Vencor subsidiary, Vencor Insurance Company ("VIC"), and CNA

                Draft -- June 10, 1997 -- Page 2 of ll -- Draft


           for VIC to reinsure a fifty percent (50%) quota share of the liability of CNA with respect to the Policies.

     1.5 "Strategic Alliance Agreement" means the agreement entered into by Vencor Inc. ("Vencor"), and CNA which describes and defines the relationship between CNA, Vencor, VIC, and VPN.

     1.6. "Preferred Advantage Selected Provider" means a provider so designated by VPN which meets all of the criteria set forth in section 3.1 herein.

2.   DUTIES OF CNA

     2.1.  Make a policy available - CNA shall use its reasonable best
           -----------------------
           efforts to make a Vencor Gold policy available in every jurisdiction covered by this Agreement. CNA shall assure that every long term care insurance policy to which this agreement applies is filed with and approved by applicable insurance regulatory authorities. Any material modifications to the Vencor Gold policies or premium rating structure applicable thereto, other than as may be required by applicable law, shall be approved by VPN prior to implementation of such modifications; provided, however, that approval by VPN shall not be unreasonably withheld, and shall be deemed given with respect to a proposed modification if no written objection is made within thirty
           (30) days following written notice of such modification.

     2.2.  Verification of, and payment pursuant to a Policy - CNA shall
           -------------------------------------------------
           provide a process by which a Preferred Advantage Selected Provider may verify existence of a Policy covering anyone who claims to be a Member.

           2.2.1. CNA shall verify existence of a Policy within 24 hours of receipt of a request from a Preferred Advantage Selected Provider.

           2.2.2. Within 30 days of receiving due written proof of loss, CNA shall pay a Preferred Advantage Selected Provider that provides Covered Services to a Member in accordance with this Agreement and the Strategic Alliance Agreement.

           2.2.3. CNA shall have the sole authority to determine: (i) what is a Covered Service; and (ii) who is a Member.

     2.3.  Statistical Reports - CNA shall provide to VPN reports relating
           -------------------
           to Members who have received services from Preferred Advantage Selected Providers in a format generally utilized by CNA in its normal course of business. Such reports shall include the number of Members, their utilization of Preferred Advantage Selected Provider's services and the amounts paid by CNA for such services.

                Draft -- June 10, 1997 -- Page 3 of ll -- Draft

3.   DUTIES OF VPN

     3.1.  Maintain a Network of Preferred Advantage Selected Providers - VPN
           ------------------------------------------------------------
           shall, during the term of this Agreement, use its reasonable best efforts to maintain a network of Preferred Advantage Selected Providers sufficient to provide Covered Services to Members.

           3.1.1. VPN represents and warrants that it has contracts that conform to the requirements of this Agreement in effect with providers of long term care services, supplies, equipment, or accommodations in all of the geographical areas listed in Exhibit "E" as amended from time to time.

           3.1.2. VPN represents and warrants that those providers designated by VPN (subject to all of the terms and conditions of this agreement) as "Preferred Advantage Selected Providers" have agreed to provide Covered Services to Members in accordance with terms of this Agreement.

           3.1.3. VPN shall exercise any and all procedures, care, and other precautions as shall be necessary or advisable to ensure that Preferred Advantage Selected Providers are selected and monitored in a manner consistent with any applicable legal requirements under federal or state law, and this Agreement. VPN shall require that all Preferred Advantage Selected Providers and their personnel shall have and maintain all necessary credentials in accordance with applicable law and standards established by VPN.

            3.1.4. VPN shall not make additions to its network of Preferred
                   Advantage Selected Providers without the written approval of CNA, which approval will not be unreasonably withheld. If CNA fails to approve an addition to the network of Preferred Advantage Selected Providers within 15 business days of receiving written notice of the change, approval of CNA will be deemed given.

     3.2.   Maintain a Directory - VPN shall send to CNA at least once each
            --------------------
            calendar month a current list of Preferred Advantage Selected Providers. The list shall be sent to LTC Administration, P O Box 305153, Nashville, Tennessee 37230-5153.

            3.2.1. Upon execution of this Agreement and at least once each year thereafter, VPN shall send to CNA a diskette containing a complete list of Preferred Advantage Selected Providers.

                Draft -- June 10, 1997 -- Page 4 of ll -- Draft


           3.2.2. In the intervening months, VPN shall send to CNA a diskette containing all changes to the list of Preferred Advantage Selected Providers.

           3.2.3. In addition, VPN shall provide a method that enables CNA to determine, in a commercially reasonable manner, at any time during normal business hours, whether a healthcare provider is a Preferred Advantage Selected Provider.

     3.3.  Provide Services - VPN shall require all Preferred Advantage Selected
           ----------------
           Providers to provide Covered Services to Members in accordance with and subject to both Exhibit "B" and the following terms and conditions:

           3.3.1. Each of the Preferred Advantage Selected Providers shall provide to Members any and all Covered Services which the Preferred Advantage Selected Provider is qualified by law to provide and provides to non-Members.

           3.3.2. Each of the Preferred Advantage Selected Providers shall admit Members into its facilities in accordance with Exhibit "B" and on a priority basis such that, subject to applicable law, Members will be given first access to the next available bed or service.

           3.3.3. Preferred Advantage Selected Providers shall provide any and all Covered Services to Members in the same (or better) manner and in accordance with the same (or better) standards provided to non-Members.

           3.3.4. Preferred Advantage Selected Providers shall not discriminate in the treatment of or the quality of the services delivered to Members on the basis of race, creed, color, national origin, sex, age, religion, sexual orientation, veteran status, disability, place of residence, health status, or source of payment.

     3.4.  Maintain Medical Records. Preferred Advantage Selected Providers
           ------------------------
           shall standard medical records relating to Covered Services rendered to Members in accordance with accepted principles of practice and in compliance with all applicable state and federal laws and regulations. Preferred Advantage Selected Providers shall maintain all information contained in the medical records of Members in confidence.

     3.5.  Compensation. Each Preferred Advantage Selected Provider
           ------------

           3.5.1. shall accept the amount specified in Exhibit "B" as full remuneration for Covered Services provided to a Member; and

                Draft -- June 10, 1997 -- Page 5 of ll -- Draft


           3.5.2. shall not bill or attempt to collect any additional amount for such services from any Member or from any other person or entity.

     3.6.  Insurance. Each Preferred Advantage Selected Provider shall obtain
           ---------
           and maintain, at its own expense, policies of general liability and professional liability insurance, or sound self-insurance programs, to provide reasonable insurance against claims for damages occasioned directly or indirectly in connection with the performance of professional services by Preferred Advantage Selected Providers. Preferred Advantage Selected Providers shall provide to CNA at least thirty (30) days notice of termination or substantial reduction of any insurance coverage. Each Preferred Advantage Selected Provider shall provide to CNA, upon request, evidence of the insurance coverages.

     3.7.  Licensing. VPN hereby represents and warrants that it possesses and
           ---------
           shall maintain in good standing during the term of this Agreement any and all valid certificates of authority and licenses under any applicable laws. VPN further represents and warrants that it is and shall remain at all times during this Agreement authorized to do all acts necessary or convenient to carry out the terms and purposes of this Agreement. The parties agree that failure of VPN to maintain active, necessary licenses constitutes a breach of this Agreement that cannot be remedied at law and that actions in equity, including injunctions, are appropriate.

4.   INDEMNIFICATION

     4.1. Indemnification of CNA. VPN hereby agrees to indemnify and hold harmless CNA and its affiliates and subsidiaries and CNA's directors, officers, employees, agents, attorneys and any successors in interest or at law (collectively "CNA" for purposes of this Section), from any and all costs, claims, expenses, demands, actions, suits or proceedings, liabilities and damages (including but not limited to, awards, statutory or regulatory penalties, and attorneys fees) directly or indirectly arising out of or resulting from any act of VPN or its subsidiaries or affiliates or VPN's or affiliates' or subsidiaries' directors, officers, employees, agents, contractors or authorized representatives (collectively "VPN" for the purposes of this Section) in the performance of their duties under this Agreement excluding, however, any acts of VPN to the extent they are caused or contributed to by CNA.

     4.2. Indemnification of VPN. CNA hereby agrees to indemnify and hold harmless VPN, as defined in section 4.1, from any and all costs, claims, expenses, demands, actions, suits or proceedings, liabilities and damages (including but not limited to, awards, statutory or regulatory penalties, and attorneys fees) directly or indirectly arising out of or resulting from any act

                Draft -- June 10, 1997 -- Page 6 of ll -- Draft

           of CNA, as defined in section 4.1, in the performance of their duties under this Agreement, excluding, however, any acts of CNA to the extent they are caused or contributed to by VPN, as defined in section 4.1.

     4.3. Notice. Neither party shall be entitled to be indemnified if it fails to notify the party bearing liability to indemnify ("indemnifying party") of the proceedings and does not furnish the indemnifying party a copy of the legal documents (e.g., complaint, notice of hearing, etc.), if available, within a reasonable time after the non-indemnifying party or its designated service of process agent is served with the summons or other legal process which initially notifies the non-indemnifying party of the nature of the proceeding.

     4.4. Defense. With respect to any third party indemnification claim, the indemnifying party shall defend, in good faith and its own expense, any such indemnification claim and the indemnitee, at its expense, shall have the right to participate in the defense of any such third party indemnification claim. In connection with its defense of a third party indemnification claim, the indemnifying party shall have the absolute right to choose or approve counsel for the defense or prosecution of such action. So long as the indemnifying party is defending in good faith any such third party indemnification claim, the indemnitee shall not settle or compromise such third party indemnification claim. The indemnitee shall make available to the indemnifying party or its representatives all records and other materials reasonably required by them for its use in contesting any third party indemnification claim and shall cooperate fully with the indemnifying party in the defense of all such indemnification claims.

5.  AUDIT

     5.1. VPN shall have the authority to inspect and audit the books and records of CNA and its assignees which pertain to this Agreement, at any time during reasonable business hours, and they may make copies or extracts of any records pertaining thereto. CNA shall notify VPN of any audit or pending audit of CNA by any person or entity other than either of the parties or any of their agents.

     5.2. CNA shall have the authority to inspect and audit the books and records of VPN and its assignees which pertain to this Agreement, at any time during reasonable business hours, and they may make copies or extracts of any records pertaining thereto. VPN shall notify CNA of any audit or pending audit of VPN by any person or entity other than either of the parties or any of their agents.

                 Draft -- June 10, 1997 -- Page 7 of ll -- Draft

6.  CONFIDENTIALITY

     6.1.  Medical Records. Neither CNA nor VPN shall disclose individually
           ---------------
           identifiable medical or other personal information about any Member to any third party except in compliance with all applicable state and federal laws and regulations and with the valid written consent of the Member, pursuant to a valid order of a court of competent jurisdiction, or as otherwise permitted by law and this Agreement. CNA and VPN shall follow appropriate procedures to ensure that Member confidentiality rights are not abridged. The parties' obligations under this Section 6.1 shall survive the termination of this Agreement. The parties agree that failure of VPN to maintain confidentiality of individually identifiable information constitutes a breach of this agreement that cannot be remedied at law and that actions in equity, including injunctions, are appropriate.

     6.2.  Terms of Agreement.  CNA and VPN shall keep the terms of this
           ------------------
           Agreement, Reimbursement Rates, Fee Schedules, and/or any related negotiations confidential and not disclose the same to any person or organization, except as otherwise required by this Agreement or applicable law (e.g., either party may file agreements, when necessary for licensing or product approval, without separate notice to the other party). If either party becomes subject to compulsory process to disclose the terms of this Agreement or related negotiations, such party shall give the other party immediate oral and written notice of such process. The parties' obligations under this Section 6.2 shall survive the termination of this Agreement.

7.  TERM AND TERMINATION

     7.1.  Automatic Termination - This Agreement shall terminate in accordance
           ---------------------
           with the terms of the Strategic Alliance Agreement.

     7.2.  Obligations Survive Termination - Except as otherwise provided in
           -------------------------------
           this Section, this Agreement shall remain in full force and effect on all Policies issued by CNA prior to the effective date of termination of this Agreement for new business.

8.  MISCELLANEOUS PROVISIONS

     8.1.  Noninterference with Medical Care. Nothing in this Agreement is
           ---------------------------------
           intended to create any right of CNA to intervene in any manner in the methods or means by which a Preferred Advantage Selected Provider renders health care services, accommodations, or supplies to Members. Nothing in this Agreement is intended to require a Preferred Advantage Selected Provider to take any action inconsistent with professional judgment concerning the care and treatment to be rendered to Members.

                Draft -- June 10, 1997 -- Page 8 of ll -- Draft

     8.2.  Invalidity or Unenforceability. The invalidity or unenforceability
           ------------------------------
           of any terms or provisions of this Agreement shall in no way affect the validity or enforceability of any other term or provision.

     8.3.  Applicable Law. This Agreement shall be governed by and
           --------------
           construed in accordance with the law of the state of Illinois (without reference to choice of law rules) except to the extent superseded or preempted by federal law.

     8.4.  Entire Agreement. This Agreement and all attachments, schedules
           ----------------
           and exhibits hereto shall constitute the entire agreement between the parties regarding the subject matter hereof. Each party acknowledges that no representation, inducement, promise, or agreement has been made, orally or otherwise, by the other party or by anyone acting on behalf of the other party, unless such representation, inducement, promise, or agreement is embodied in this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first written above.


CONTINENTAL CASUALTY COMPANY
VALLEY FORGE LIFE
   ASSURANCE COMPANY               VENCOR PROVIDER NETWORK, INC


By:                                By:
   ------------------------           ------------------------
          (signature)                          (signature)


Name:                              Name:
     ----------------------             ----------------------
       (please print)                     (please print)

Title:                             Title:
      ---------------------              ---------------------
      (please print)                      (please print)

Date:                              Date:
     ----------------------             ----------------------
      (please print)                      (please print)

                                  EXHIBIT "A"
                                  ----------


to be provided

                                  EXHIBIT "B"
                                  ----------

1. Each Preferred Advantage Selected Provider shall accept, as full remuneration for Covered Services provided to a Member, the lesser of

    A.  85% of the Preferred Advantage Selected Provider's usual charge; or

    B. 85% of the amount the Preferred Advantage Selected Provider would have billed had the person not been a Member; or

    C. the amount the Preferred Advantage Selected Provider billed any other individual pursuant to a discount obtained or secured by VPN (or an affiliate of VPN) across a network of long-term care facilities or service providers.

2.  VPN and Vencor guarantee that

    A. If a member seeks admission to a Preferred Advantage Selected Provider facility ("Location of Choice"). VPN shall guarantee that the Member will receive priority for access to such care from a Preferred Select Provider.

1. the Member will receive access to such care from the Member's Location of Choice, as defined below, on a timely and priority basis as soon as a facility bed or a service is available.

2. Because availability of care may vary by location, in the event such care is not available within 60 days of the Member's request at the Member's Location of Choice, VPN will identify and provide access to:

   a. A Preferred Advantage Selected Provider within 50 miles of the Member's Location of Choice; or

   b. if no such care is available from a Preferred Advantage Selected Provider within 50 miles of the Member's Location of Choice, a Preferred Advantage Selected Provider as close to your Location of Choice as possible.

3. In addition, in states designated as "Special Access States" in the then current list of Preferred Select Providers, if access to a Preferred Advantage Selected Provider Long-Term Care Facility within 50 miles of the Member's Location of Choice is not possible within 60 days:

   a. The Preferred Select Network will identify a Long-Term Care Facility, located within 50 miles of the Member's Location of Choice or as close as possible, that is qualified to provide covered care and is not a member of the Preferred Select Network; and

      b. If the Member receive care from such Long-Term Care Facility, the Preferred Select Network will provide reimbursement such that the Member's out-of-pocket cost for such care will be the same as if the provider had been a Preferred Select Provider. Any additional payments will not count against the Member's Maximum Lifetime Benefit.

      c. None of the guarantees described in this Section 2 will be offered to or made to any entity that makes payments to providers of long-term care services except CNA and Members.

3. VPN and Vencor guarantee that a Member shall be permitted to transfer, at the Member's expense, to a Preferred Advantage Selected Provider facility preferred by the Member at any time there is an opening in the preferred facility and the Member can be transported there with no degradation in care and without jeopardizing the health and safety of the Member.

4. If a Member is receiving services from a provider which is removed from the network of Preferred Advantage Selected Providers by VPN for any reason, VPN shall, at the request of the Member and at VPN's expense, transfer the Member to a like facility within 25 miles. If the provider to which the Member is transferred does not agree to the remuneration terms specified in this Agreement, VPN shall make up the difference in payment to the provider.